                                                                  EXHIBIT 10.40

         THIS SUBLEASE (the "Sublease") is entered into as of the date set forth in Section 1.l(e) below, by and between the Sublandlord and the Subtenant set forth below.

                                   WITNESSETH

         1.       SUBLEASE SUMMARY AND DEFINITIONS.
         1.1.     The Sublease provisions and definitions set forth in this
SECTION 1.1 in summary form are solely to facilitate convenient reference by the parties. If there is any conflict between this Section and any other provisions of this Sublease, the latter shall control.

(a) Sublandlord's Name                LEGENT CORPORATION
    and address:                      1 Computer Associates Plaza
                                      Islandia, N.Y. 11788-7000
                                      Attn: Senior Vice President - Facilities

(b) Sublandlord's State of
    Incorporation:                    Delaware

(c) Subtenant's Name and              INNOVEX INC.
    address:                          9 Campus Drive
                                      Parsippany, NJ
                                      Attn: Mr. David Stack

(d) Subtenant's State of              Delaware
    Incorporation:

(e) Sublease Date:                    January 18, 1996

(f) Overlandlord's Name and
    Address:                          Prubeta-3
                                      c/o The Prudential Insurance Co. of America
                                      3 Gateway Center
                                      100 Mulberry Street, 13th Floor
                                      Newark, NJ 07102

(g) Overlease:                        Between Overlandlord and Sublandlord
                                      dated October 10, 1989. Amended by First
                                      Amendment to Lease dated September 20,
                                      1990, Second Amendment to Lease dated
                                      May 16, 1994 and Commencement Date
                                      Memorandum dated March 14, 1995.
(h) Unincorporated provisions
    of the Overlease:                 Articles:    1, 2(a), 6(a), 27, 29(B), 44
                                      and 45; First Amendment Articles 4, 5, 6,
                                      7, 10; Second


                                                Amendment Articles 1, 3, 4, 6, 7, 9.
                                      Exhibits: B-1, C; First Amendment Exhibits
                                                B and C;

(i) Building:                         9 CAMPUS DRIVE
                                      PARSIPPANY, NJ

(j) Premises:                         10,857 Rentable Square Feet on the 2nd
                                      floor

(k) Sublease Commencement Date:       The later of (i) Overlandlord's consent
                                      and (ii) February 1, 1996

(1) Sublease Expiration Date:         July 30, 2000

(m) Base Rent:


                     Annual
                     Rent per rentable
Yearly Periods       square foot         Monthly Base Rent      Annual Base Rent
--------------       -----------------   -----------------      ----------------
Sublease Commencement
through March 31, 2000   $16.50          $14,928.37             $179,140.50

April 1, 2000
through Sublease
Expiration Date          - 0 -               - 0 -                  - 0 -

(n) Prepaid Base Rent:                $14,928.37

(o) Operating Expenses:               See Section 13/Base year 1996

(p) Subtenant's Proportionate
    Share:                            7%

(q) Electric Charge:                  Per Overlease - See Section 14

(r) Security Deposit:                 Letter of Credit - See Section 16

(s) Alterations:                      See Section 7



SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 2                                 -2-

(t) Brokers:                          For Sublandlord:   Cushman & Wakefield
                                      For Subtenant:     Cushman & Wakefield

(u) Parking:                          Included - per Overlease

(v) Termination:                      See Article 18

         2.       SUBLEASE GRANT
         2.1. By lease (hereinafter referred to as the "Overlease") described above, the Overlandlord leased to Sublandlord certain space (hereinafter called the "Leased Space") in the Building in accordance with the terms of the Overlease. Sublandlord represents that a complete copy of the Overlease (from which certain terms which do not relate to Subtenant's obligations hereunder may have been deleted) is annexed hereto as EXHIBIT A.

         2.2. In consideration of the obligation of Subtenant to pay rent as herein provided and in consideration of the other terms, covenants and conditions hereof, Sublandlord hereby leases to Subtenant and Subtenant hereby hires from Sublandlord, upon and subject to the provisions of this Sublease and the Overlease, the square feet of rentable area as set forth in SECTION 1.1 herein and as shown hatched on EXHIBIT B annexed hereto and made a part hereof (hereinafter called the "Premises").

         3.       SUBLEASE TERM
         3.1. Subject to the other provisions hereof, this Sublease shall continue in full force and effect for a primary term beginning on the Sublease Commencement Date and ending on the Sublease Expiration Date as defined above. Such term, as it may be extended or modified only by written agreement of the parties or pursuant to an express provision of this Sublease, is herein called the "Sublease Term". Notwithstanding anything herein to the contrary, Subtenant may terminate this Sublease if Overlandlord's approval is not received within forty (40) days after Subtenant has executed and delivered this Sublease to Sublandlord in which event Sublandlord shall return to Subtenant the Prepaid Rent and Letter of Credit provided herewith; provided that Subtenant has cooperated with Sublandlord in seeking such approval.

         4.       RENT
         4.1. Subtenant, in consideration of this Sublease agrees to pay to Sublandlord as rent ("Base Rent") the amounts set forth in SECTION 1.1 hereof. Base rent is payable in advance and without demand, at Sublandlord's office (or such other location as Sublandlord shall designate) by check in equal monthly installments, on the first day of each month during the Sublease Term without any set-off, off-set, abatement or reduction whatsoever except that no Base Rent shall be due for the last four (4) months of the Sublease Term. Subtenant's failure to receive an invoice from Sublandlord for the rent shall not relieve Subtenant from its obligation of timely


SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 3                                 -3-
payment hereunder. The Prepaid Base Rent shall be paid upon Subtenant's execution of this Sublease. Notwithstanding anything to the contrary contained herein, Subtenant shall not be considered in default for late payment of Base Rent provided that (i) such Base Rent is paid within five (5) days after written notice that such Base Rent is past due; and (ii) such notice shall not be required more than twice in any twelve (12) month period.

         4.2. As used in this Sublease, "Rent" shall mean the Base Rent, the Operating Expense reimbursements pursuant to SECTION 1.1, and all other monetary obligations provided for in this Sublease to be laud by Subtenant, all of which constitute rental in consideration for this Sublease.

         4.3. In the event the rent is not paid when due as aforesaid, interest shall accrue thereon at the lesser of 18% per annum or the maximum rate permitted by law. In addition, if the rent is not paid by the tenth day of any given month, Subtenant shall pay as a penalty to Sublandlord an additional amount equal to five percent (5%) of the rent which is due, but not less than $100.

         5.       ASSIGNMENT OR UNDERLETTING
         5.1. Subtenant shall not (a) assign this Sublease, nor (b) permit this Sublease to be assigned by operation of law or otherwise, nor (c) underlet all or any desk space therein to be occupied by any person(s), without first obtaining:

                  (a) Overlandlord's consent and all other required consents to such assignment or subletting as set forth in and pursuant to the Overlease, and

                  (b)      Sublandlord's consent.

                  Notwithstanding anything hereinbefore contained in SECTION 5.1 hereof, in the event Subtenant desires Sublandlord's consent to an assignment of this Sublease or an underletting of all of the Premises, Subtenant by notice in writing (a) shall notify Sublandlord of the name of the proposed assignee or undertenant, furnish such information as to the proposed assignee's or undertenant's financial responsibility and standing as Sublandlord may reasonably request, and advise Sublandlord of the covenants, agreements, terms, provisions and conditions contained in the proposed assignment or underlease and
(b) shall offer to vacate the Premises and to Surrender the same to Sublandlord as of a date (hereafter called the "Surrender Date") specified in said offer which shall be the last day of any calendar month during the term hereof, provided, however, that the Surrender Date shall not be earlier than the date occurring 120 days after the giving of such notice nor be later than the effective date of the proposed assignment or the commencement date of the term of the proposed underlease. Sublandlord may accept such offer by notice to Subtenant given within 30 days after the receipt of such notice from Subtenant.


SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 4                                 -4-

If Sublandlord accepts such offer, Subtenant shall surrender to Sublandlord, effective as of the Surrender Date, all Subtenant's right, title and interest in and to the entire Premises. If the Premises be so surrendered by Subtenant, this Sublease shall be canceled and terminated as of the Surrender Date with the same force and effect as if the Surrender Date were the date hereinbefore specified for the expiration of the full term of this Sublease.

         5.2. In the event Sublandlord does not accept such offer of Subtenant referred to in SECTION 5.2 hereof, Sublandlord covenants not to unreasonably withhold its consent to such proposed assignment or underletting by Subtenant of the Premises to the proposed assignee or undertenant and such consent shall be granted or denied within thirty (30) days of receipt of Subtenant's request, on said covenants, agreements, terms, provisions and conditions set forth in notice to Sublandlord referred to in clause (a) of the first sentence of Section 5.2 hereof; provided, however, that Sublandlord shall not in any event be obligated to consent to any such proposed assignment or underletting unless:

         (a) the proposed assignee or undertenant is of a financial standing and is engaged in a business and the Premises will be used in a manner which is in keeping with the then standards of the Building;

         (b) the assignment or underletting shall not have the effect (or give the utility company servicing the Building with electricity cause to claim) that Sublandlord may not service the Premises, or any part thereof, with electricity on a Rent inclusion" basis;

         (c) Sublandlord shall have the right, upon five (5) days prior written notice to Subtenant, to require Subtenant thereafter to pay to Sublandlord a sum equal to one half of: (i) any rent or other consideration paid to Subtenant by any undertenant which is in excess of the fixed annual rent and additional rent then being paid by Subtenant to Sublandlord pursuant to the terms of this Sublease, and
         (ii) any other profit or gain realized by Subtenant from any such assignment or underletting in connection with any underletting; all sums payable hereunder by Subtenant shall be paid to Sublandlord as additional rent immediately upon receipt thereof by Subtenant and, if requested by Sublandlord, Subtenant shall promptly enter into a written agreement with Sublandlord setting forth the amount of additional rent to be paid to Sublandlord pursuant to this Section;

         (d) there shall be no default by Subtenant under any of the terms, covenants and conditions of this Sublease beyond the applicable cure period at the time that Sublandlord's consent to any such assignment or underletting is requested and on the effective date of the assignment or the proposed underlease;


SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 5                                 -5-

         (e) the proposed assignee or undertenant shall not be (i) a government or any subdivision or agency thereof, or (ii) a school college, university or educational institution of any type, whether for profit or non-profit;

         (f) Subtenant shall reimburse Sublandlord for any reasonable expenses that may be incurred by Sublandlord in connection with the proposed assignment or underlease, including without limitation the reasonable costs of making investigations as to the acceptability of a proposed assignee or undertenant and reasonable legal expenses incurred in connection with the granting of any requested consent to the assignment or underlease;

         (g) such proposed underletting will result in there being no more than one occupant of the Premises including Subtenant.

         6.       TERMS OF THE OVERLEASE
         6.1. Except as herein otherwise expressly provided in Section l.l(h) and except for the obligation to pay rent and additional rent under the Overlease, all of the terms, covenants, conditions and provisions in the Overlease are hereby incorporated in, and made a part of this Sublease, and such rights and obligations as are contained in the Overlease are hereby imposed upon the respective parties hereto; the Sublandlord herein being substituted for the Landlord in the Overlease, and the Subtenant herein being substituted for the Tenant named in the Overlease; provided, however, that the Sublandlord herein shall not be liable for any defaults by Overlandlord and, if Overlandlord is not the fee owner, the owner in fee of the land and Building of which the Premises are a part. If the Overlease shall be terminated for any reason (except due to Sublandlord's acts of default) during the term hereof, then and in that event this Sublease shall thereupon automatically terminate and Sublandlord shall have no liability to Subtenant by reason thereof. In the event of a default by Sublandlord under the Overlease for which Sublandlord does not have a reasonable dispute which would, if uncured, lead to a termination of the Overlease, Subtenant may, after providing Sublandlord with then (10) business days notice, perform Sublandlord's obligation under the Overlease and Sublandlord shall reimburse Subtenant upon receipt of paid invoices for its actual costs incurred in so performing, provided that Subtenant shall indemnify and hold Sublandlord harmless from any costs incurred by Sublandlord as a result of Subtenant's negligence or willful misconduct in this regard. In the event Sublandlord does not so reimburse Subtenant within ten (10) days after additional written notice from Subtenant, Subtenant may reduce its payments of Base Rent for the following month(s) by an amount equal to the unreimbursed costs. Upon the termination of this Sublease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Subtenant's right to possession, Subtenant will at once surrender and deliver up the Premises in good condition and repair, reasonable wear and tear excepted.


SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 6                                 -6-

         6.2. This Sublease is subject to, and Subtenant accepts this Sublease subject to, any amendments and supplements to the Overlease hereafter made between Overlandlord and Sublandlord, provided that any such amendment or supplement to the Overlease will not prevent or adversely affect the use by Subtenant of the Premises in accordance with the terms of this Sublease, increase the obligations of Subtenant or decrease its rights under the Sublease or in any other way adversely affect Subtenant.

         6.3. This Sublease is subject and subordinate to the Overlease and to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the Premises are a part and all renewals, modifications, replacements and extensions of any of the foregoing. This Section 6.3 shall be self-operative and no further instrument of subordination shall be required. To confirm such subordination, Subtenant shall execute promptly any certificate that Sublandlord may request.

         7.       CONDITION OF PREMISES
         7.1. Subtenant has examined the Premises, is aware of the physical condition thereof, and agrees to take the same "as is," (unless otherwise provided in SECTION 15 herein) with the understanding that (a) the shelving in the mailroom and the extra air conditioning unit in the telephone room will remain in the Premises, and (b) there shall be no obligation on the part of Sublandlord to incur any expense whatsoever in connection with the preparation of the Premises for Subtenant's occupancy thereof except that Sublandlord shall clean and paint the Premises prior to the Sublease Commencement Date. Any work performed by Subtenant shall be in accordance with the terms of the Overlease and Section 15 herein.

         8.       USE OF PREMISES
         8.1. Subtenant agrees that the Premises shall be occupied only as executive, administrative and general offices for Subtenant's business.

         9.       CONSENT OF OVERLANDLORD
         9.1. This Sublease is conditioned upon the consent thereto by Overlandlord which consent shall be evidenced by Overlandlord's signature appended hereto or a separate consent in the form utilized by Overlandlord for such purposes. Provided Overlandlord's consent does not affect the terms of this Sublease, Subtenant shall immediately execute any documents requested by Overlandlord in order to obtain Overlandlord's approval.

         9.2. Sublandlord makes no representation with respect to obtaining Overlandlord's approval of this Sublease except that Sublandlord agrees to send the Sublease to Overlandlord within five (5) business days of receipt of an executed-copy from Subtenant, and will use reasonably diligent efforts to seek Overlandlord's consent as expeditiously as reasonably possible, and, in the event that Overlandlord notifies Sublandlord that Overlandlord will not give


SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 7                                 -7-
such approval, Sublandlord will so notify Subtenant and, upon receipt of such notification by Sublandlord of the disapproval by Overlandlord, this Sublease shall be deemed to be null and void and without force or effect, and Sublandlord and Subtenant shall have no further obligations or liabilities to the other with respect to this Sublease.

         9.3 Except as otherwise specifically provided herein, wherever in this Sublease Subtenant is required to obtain Sublandlord's consent or approval, Subtenant understands that Sublandlord may be required to first obtain the consent or approval of Overlandlord. If Overlandlord should refuse such consent or approval, Sublandlord shall be released of any obligation to grant its consent or approval whether or not Overlandlord's refusal, in Subtenant's opinion, is arbitrary or unreasonable.

         10.      DEFAULT
         10.1. Subtenant acknowledges that the services to be rendered to the Premises are to be rendered by Overlandlord. Anything in this Sublease to the contrary notwithstanding, if there exists a breach by Sublandlord of any of its obligations under this Sublease and, concurrently, a corresponding breach by Overlandlord under the Overlease of its obligations under the Overlease exists, then and in such event, Subtenant's sole remedy against Sublandlord in the event of any breach of obligations under this Sublease shall be the right to pursue a claim in the name of Sublandlord against Overlandlord, and Sublandlord agrees that it will, at Subtenant's expense, cooperate with Subtenant in the pursuit of such claim.

         10.2. Anything contained in any provisions of this Sublease to the contrary notwithstanding, Subtenant agrees, with respect to the Premises, to comply with and remedy any default claimed by Overlandlord and caused by Subtenant, within the period allowed to Sublandlord as tenant under the Overlease, even if such time period is shorter than the period otherwise allowed in the Overlease, due to the fact that notice of default from Sublandlord to Subtenant is given after the corresponding notice of default from Overlandlord. Sublandlord agrees to forward to Subtenant, upon receipt thereof by Sublandlord, a copy of each notice of default received by Sublandlord in its capacity as tenant under the Overlease. Subtenant agrees to forward to Sublandlord, upon receipt thereof, copies of any notices received by Subtenant with respect to the Premises from Overlandlord or from any governmental authorities.

         10.3. Subtenant acknowledges that upon breach of any provisions of this Sublease by Subtenant, any rights or options granted to Subtenant under this Sublease or the Overlease relating to expansion, renewal, or any other equity option, shall immediately terminate and shall not be exercisable for the remainder of the Sublease term. If and whenever there shall occur any event of monetary default of this Sublease which is not cured within five (5) days of receipt of written notice (except a default for failure to pay Base Rent, for which the cure period is set forth in Section 4.1 hereof), or any non-monetary default which is not cured within fifteen (15)


SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 8                                 -8-
days of receipt of notice from Sublandlord (which cure period shall be extended if the default cannot be cured within such period, and Subtenant is diligently pursuing a cure), Sublandlord may, at Sublandlord's option, in addition to any other remedy or right given under the Overlease or by law or equity, do any one or more of the following:

         (a) Terminate this Sublease without notice to Subtenant, in which Subtenant shall immediately surrender possession of the Premises to Sublandlord;

         (b) Terminate Subtenant's right to possession of the Premises under this Sublease without terminating the Sublease itself, by written notice to Subtenant, in which event Subtenant shall immediately surrender possession of the Premises to Sublandlord;

         (c) Enter upon and take possession of the Premises and expel or remove Subtenant and any other occupant therefrom, with or without having terminated this Sublease;

         (d) Alter locks and other security devices at the Premises with or without having terminated this Sublease or Subtenant's right to possession under the Sublease;

         (e) Enter upon the Premises by force if necessary without being liable for prosection or any claim for damages therefor, and do whatever Subtenant is obligated to do under the terms of this Sublease; and Subtenant agrees to reimburse Sublandlord on demand for any direct or indirect expenses which Sublandlord or Overlandlord may incur in thus effecting compliance with Subtenant's obligations under this Sublease, and Subtenant further agrees that Sublandlord shall not be liable for any damages resulting to Subtenant from such action.

         10.4. It is hereby expressly stipulated by Sublandlord and Subtenant that any of the above listed actions including, without limitation, termination of this Sublease, termination of Subtenant's right to possession, and re-entry by Sublandlord, will not affect the obligations of Subtenant for the unexpired Sublease Term, including the obligations to pay an amount ("Accelerated Damages") equal to the excess of (x) the then present value of all Base Rent and all Additional Rent that would be payable under this Sublease from the date of demand for what would be the unexpired term of this Sublease, plus (y) any estimated or actual reletting expenses not previously paid by Subtenant, over
(z) the then present value of the then fair rental value of the Premises at the date of such demand for what would be the unexpired term of this Sublease beginning a reasonable period of time (not to exceed five months) after the date of the demand.

SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 9                                 -9-

Present value shall be determined for the purpose of the immediate preceding sentence by application of a discount factor equal to the Federal Discount Rate per year. If the Premises has been relet, the fair rental value of the Premises for purpose of determining the Accelerated Damages shall be the amount of rent obtained upon such reletting, provided such reletting is on commercially reasonable terms. Sublandlord shall not refuse to relet the Premises, but the good faith failure of Sublandlord to relet the Premises or any part or parts thereof, or the good faith failure of Sublandlord to collect the rent thereof under such reletting, shall not release or affect Subtenant's liability for damages. If an event of default occurs, Sublandlord is entitled and is hereby authorized, without notice to Subtenant, to enter upon the Premises by use of a master key, a duplicate key, or other peaceable means, and to change, alter, and/or modify the door locks on all entry doors of the Premises, thereby permanently excluding Subtenant, and its officers, principals, agents, employees, and representatives therefrom. In the event that Sublandlord has either terminated Subtenant's right to possession of the Premises pursuant to the foregoing provisions of this Sublease, or has terminated the Sublease by reason of Subtenant's default, Sublandlord shall not thereafter be obligated to provide Subtenant with a key to the Premises at any time; provided, however, that in any such instance, during Sublandlord's normal business hours and at the convenience of Sublandlord, and upon the written request of Subtenant accompanied by such written waiver and releases as the Sublandlord may require, Sublandlord will escort Subtenant or its authorized personnel to the Premises to retrieve any personal belongings or other property of Subtenant. If Sublandlord elects to exclude Subtenant from the Premises without permanently repossessing the Premises or terminating the Sublease pursuant to the foregoing provisions of this Sublease, the Sublandlord (at any time prior to actual permanent repossession or termination) shall not be obligated to provide Subtenant a key to re-enter the Premises until such time as all delinquent rental and other amounts due under this Sublease have been paid in full (and all other defaults, if any, have been completely cured to Sublandlord's satisfaction), and Sublandlord has been given assurance reasonably satisfactory to Sublandlord evidencing Subtenant's ability to satisfy its remaining obligations under this Sublease. During any such temporary period of exclusion, Sublandlord will, during Sublandlord's regular business hours, and at Sublandlord's convenience, upon written request by Subtenant accompanied by such waivers and releases as the Sublandlord may require, escort Subtenant or its authorized personnel to the Premises to retrieve personal belongings of Subtenant or its employees. This remedy of Sublandlord shall be in addition to, and not in lieu of, any of its other remedies set forth in this Sublease, the Overlease, or otherwise available to Sublandlord at law or in equity.

         10.5. Exercise by Sublandlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Subtenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Sublandlord and Subtenant. No such alteration of locks or other security devices and no removal or other exercise of dominion by Sublandlord


SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 10                               -10-
over the property of Subtenant or others at the Premises shall be deemed unauthorized or constitute a conversion, Subtenant hereby consenting, after any event of default, to the aforesaid exercise of dominion over Subtenant's property within the Premises. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Subtenant agrees that any re-entry by Sublandlord may be pursuant to a judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Sublandlord may elect, and Sublandlord shall not be liable in trespass or otherwise.

         11.      SUBLANDLORD REPRESENTATION
         11.1. Sublandlord represents (a) that it is the holder of the interest of the tenant under the Overlease, (b) that the Overlease is in full force and effect.

         12.      BROKERS
         12.1. Both parties covenant, represent and warrant that they have had no dealings or communications with any broker or agent in connection with ] the consummation of this Sublease other than those set forth in SECTION 1.1 hereof (which Sublandlord is obligated to compensate), and each party covenants and agrees to pay, hold harmless and indemnify the other from and against any and all cost, expense (including reasonable attorneys' fees) or liability for any compensation, commissions or charges claimed by any broker or agent other than such brokers with respect to this Sublease or the negotiation thereof.

         13.      OPERATING EXPENSES/TAXES
         13.1. All charges for standard Operating Expenses and Property Taxes, as defined in the Overlease, incurred during normal business hours for the Base Year set forth in Subsection l.l(o) hereof shall be included in the rent paid herein and will not be passed through to Subtenant. Any additional charges shall be paid by Subtenant to Sublandlord as additional rent at the times that Tenant is required to pay its percentage share of increases in Project Operating Expenses and Project Property Taxes over Base Project Operating Expenses and Base Project Property Taxes (as such terms are defined in the Overlease); provided, however, for purposes of this Sublease the Base Project Operating Expenses and Base Project Taxes shall be actual expenses and taxes per square foot for calendar year 1996, adjusted as provided in the second sentence of Paragraph 3(A) of the Overlease. Any rights granted to Sublandlord under the Overlease relating to Project Operating Expenses and Project Property Taxes shall be provided to Subtenant hereunder, and Sublandlord agrees to cooperate with Subtenant in seeking any rebates or reimbursements in this regard from Overlandlord on Subtenant's behalf.


SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 11                               -11-

         14.      ELECTRIC CHARGE
         14.1. Subtenant shall pay the monthly electric fee set forth in the Overlease as Additional Rent hereunder which shall cover all charges for normal office electric service use associated with the Premises during normal business hours.

         15.      ALTERATIONS
         15.1. In the event Subtenant is permitted to perform alterations in the Premises hereunder, Subtenant may make no changes, alterations, additions, improvements or decorations in, to or about the Premises without submitting detailed plans and construction schedules to Sublandlord and receiving Sublandlord's prior written consent to such plans. Sublandlord will not withhold its consent to any alterations which were approved in writing by Overlandlord. Subtenant shall 'make no changes, alterations, additions, improvements or decorations which would result in Overlandlord charging Sublandlord for the cost of same, including any removal costs associated therewith unless Subtenant expressly agrees to pay such costs, and Subtenant shall comply with all laws and regulations relating to such construction including, but not limited to, receipt of certificates of occupancy, permits and ADA requirements, and shall be responsible for all costs associated therewith.

         16.      SECURITY DEPOSIT
         16.1. As security for the faithful performance and observance by Subtenant of the terms, provisions, covenants and conditions of this Sublease, Subtenant is simultaneously herewith delivering to Sublandlord an irrevocable letter of credit in the amount of $89,570.22 from a recognized financial institution which shall be renewed on an annual basis until the Sublease Expiration Date. In the event Subtenant cannot renew the letter of credit, it shall allow Sublandlord to draw the amount of the security and hold the cash amount as security. Beginning on October 31, 1997, Subtenant may decrease the amount of the letter of credit to $44,785.11. Such letter of credit shall have Sublandlord as the beneficiary thereunder.

         16.2. In the event Subtenant defaults in respect of any of the terms, provisions, covenants and conditions of this Sublease, including, but not limited to, the payment of annual fixed rent and additional rent, and such default is not cured within the applicable cure period, Sublandlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any annual fixed rent and additional rent or any other sum as to which Subtenant is in default or for any sum which Sublandlord may expend or may be required to expend by reason of Subtenant's default in respect of any of the terms, provisions, covenants, and conditions of this Sublease, including, but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord.

         16.3. In the event that Subtenant defaults in respect of any of the terms, provisions, covenants and conditions of the Sublease beyond the applicable cure period, and Sublandlord


SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 12                               -12-
utilizes all or any part of the security but does not terminate this Sublease as provided herein, Sublandlord may in addition to exercising its rights as provided in Section 16.2, retain the unapplied and unused balance of the principal amount of the security as security for the faithful performance and observance by Subtenant thereafter of the terms, provisions and conditions of this Sublease and may use, apply or retain the whole or any part of said balance to the extent required for payment of rent, additional rent, or any other sum as to which Subtenant is in default or for any sum which Sublandlord may expend or be required to expend by reason of Subtenant's default in respect of any of the terms, covenants, and conditions of this Sublease. In the event Sublandlord applies or retains any portion or all of the security delivered hereunder, Subtenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited shall be no less than the security required by
SECTION 16.1.

         16.4. Provided Subtenant is not then in default of this Sublease, the security, together with the interest accrued thereon, shall be returned to Subtenant (i) after the Sublease Expiration Date and after delivery of entire possession of the Premises to Sublandlord, or (ii) upon Sublandlord's receipt of an equivalent amount of security from a assignee or undertenant pursuant to an assignment or Underletting permitted by SECTION 5 of this Sublease. In the event of an assignment of the Overlease by Sublandlord, Sublandlord shall have the right to transfer any interest it may have in the security to the assignee and Sublandlord shall thereupon be released by Subtenant from all liability for the return of such security, provided such assignee assumes any responsibilities of Sublandlord with respect to such security, and Subtenant agrees to look solely to the new Sublandlord for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new sublandlord. Subtenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Sublandlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

         17.      QUIET ENJOYMENT
         17.1. So long as Subtenant pays all of the rent and additional rent due under this Sublease and performs all of Subtenant's other obligations hereunder, Subtenant shall peacefully and quietly have, hold and enjoy the Premises subject, however, to the terms, provisions and obligations of this Sublease and the Overlease.

         17.2. In the event Subtenant does not completely vacate the Premises by the Sublease Expiration Date or earlier termination of this Sublease, Subtenant shall indemnify and hold harmless Sublandlord in respect of any and all holdover charges or penalties imposed under the Overlease upon Sublandlord in respect of the entire Leased Space and in respect of any and all costs, liabilities or expenses (including attorneys fees) suffered by Sublandlord in respect of same, as and when such costs, liabilities or expenses are incurred. In this regard, Subtenant


SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 13                               -13-
shall, if requested by Sublandlord, in Sublandlord's sole discretion, defend Sublandlord against any action or proceeding brought against Sublandlord which arises out of said holdover.

         18.      TERMINATION OPTION
         18.1. Subtenant shall have the right to terminate this Sublease as of October 30, 1997, provided that (i) Subtenant is not then in default under this Sublease beyond applicable cure periods, and (ii) Subtenant gives Sublandlord notice of such termination on or before November 30, 1996 and simultaneously delivers to Sublandlord a certified check in the amount of One Hundred Eighty Five Thousand Seven Hundred Ninety Seven Dollars ($185,797.00) as a termination fee. This termination fee shall be in addition to all Base Rent and Additional Rent falling due during the balance of the Sublease Term through the date of termination.

         19.      NO WAIVER
         19.1. The failure of either party to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Sublease or of any of the Rules and Regulations set forth or hereafter adopted by Sublandlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Sublandlord of rent with knowledge of the breach of any covenant of this Sublease shall not be deemed a waiver of such breach and no provision of this Sublease shall be deemed to have been waived by either party unless such waiver be in writing signed by the waiving party. No payment by Subtenant or receipt by Sublandlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated base rent, additional rent or other charge, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Sublandlord may accept such check or payment without prejudice to Sublandlord's right to recover the balance of such base rent, additional rent or other charge, or pursue any other remedy in this Sublease provided. No act or thing done by Sublandlord or Sublandlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of the demised premises and no agreement to accept such surrender shall be valid unless in writing signed by Sublandlord. No employee of Sublandlord of Sublandlord's agent shall have any power to accept the keys of the demised premises prior to the termination of the Sublease and the delivery of keys to any such agent or employee shall not operate as a termination of the Sublease or a surrender of the demised premises.

         20.      NOTICES
         20.1. Any notice, demand or communication which, under the terms of this Sublease or under any statute or municipal regulation must or may be given or made by the parties hereto, shall be in writing and given or made by mailing the same by registered or certified mail, return receipt requested to the address and person designated in Section 1.l(a) and (c) herein.


SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 14                               -14-

         Either party, however, may designate such new or other address to which such notices, demands or communications thereafter shall be given, made or mailed by notice (given in the manner prescribed herein). Any such notice, demand or communication shall be deemed given or served, as the case may be, on the date of the posting thereof. In the event Subtenant's address is not set forth above, notice to Subtenant shall be deemed sufficient if sent to the Premises.

         21.      MISCELLANEOUS
         21.1. Where applicable, Subtenant shall be responsible for all additional costs incurred as a result of this Sublease including, but not limited to, security cards, keys and parking cards.

         21.2. This Sublease may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         21.3. This Sublease shall not be binding upon Sublandlord unless and until it is signed by Sublandlord and delivered to Subtenant. This SECTION 21.3 shall not be deemed to modify the provisions of SECTION 9 hereof.

         21.4. This Sublease constitutes the entire agreement between the parties and all representations and understandings have been merged herein.


SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 15                               -15-

         21.5. This Sublease shall inure to the benefit of all of the parties hereto, their successors and (subject to the provisions hereof) their assigns.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals of the day and year first above written.



ATTEST:                                      LEGENT CORPORATION,
                                             Sublandlord



/s/                                          By /s/ Peter A. Schwartz
------------------------                        --------------------------------



ATTEST:                                      INNOVEX INC., Subtenant



/s/ Christine S. Stack                       By /s/ David Stack
------------------------                        --------------------------------
        1-19-96                                     David Stack
                                                    President, General Manager
                                                    1-19-96

ACKNOWLEDGED AND AGREED:

PRUBETA-3, Overlandlord


By
   ---------------------







SUBLEASE AGREEMENT BETWEEN
COMPUTER ASSOCIATES
INTERNATIONAL, INC.
AND INNOVEX

JANUARY 17, 1996
PAGE 16                               -16-

                                LEASE AGREEMENT

                            PRUBETA 3 BUSINESS CAMPUS

                               LEGENT CORPORATION
                                     TENANT

                             DATE:  October l0, 1989

JV  #528.3
                                                                    9/28/89

         THIS LEASE is made this 10th day of October, 1989, between PRUBETA 3, a general partnership organized under the laws of New Jersey, with an office at c/o THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, Newark Realty Group Office, Three Gateway Center 100 Mulberry Street, 13th Floor, Newark, New Jersey 07102-4077 hereinafter called "Landlord," and LEGENT CORPORATION, a Corporation of the State of Delaware, having its principal office at Two Allegheny Center, Pittsburgh, Pennsylvania 15212 hereinafter called "Tenant."

LEASE OF PREMISES: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, subject to all of the terms and conditions hereinafter set forth, those certain premises (the "Premises") as set forth in Item 1 of the Basic Lease Provisions and as shown in the drawing(s) attached hereto as Exhibit "A-1"; said Premises being located on the floor(s) indicated in that certain office building (the "Building") situated on certain land, which said land together with the Building are collectively hereinafter referred to as the "Project," being known as Linden Plaza being located at 9 Campus Drive in the Township of Parsippany-Troy Hills, County of Morris, State of New Jersey and being a part of PruBeta-3 Business Campus (the "Complex" or "Campus").

BASIC LEASE PROVISIONS:

1.  Location of Premises:                       Floor:  Second
2.  Rentable Area of Premises:                  5,873 rentable, not usuable, square feet
3.  Percentage Share:                           3.79%
4.  Base Project Operating Expenses:            $5.50 per square foot per year
    Base Project Property Taxes:                $2.75 per square foot per year
5.  Term:                                       5 years
6.  Initial Estimated Annual
    Electricity Charge:                         $1.50 per square foot per year
7.  Basic Annual Rent:                          $123,333.00
                                                ($21.00 per square foot)
8.  Basic Monthly Rental Installments:          $10,277.75
9.  Target Commencement Date:                   November 1, 1989
10. Security Deposit:                           None
10. Parking Spaces:                             24 non-designated

11. Broker(s):                                  Cushman & Wakefield of Hew Jersey, Inc.
                                                1099 Wall Street West
                                                Lyndhurst, New Jersey 07071
12. Permitted Use:                              General Office Use
13. Addresses for Notices:

LANDLORD:                                               TENANT:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA             LEGENT CORPORATION
Newark Realty Group                                     Two Allegheny Drive
Three Gateway Center, 13th Floor                        Pittsburgh, Pennsylvania  15212
100 Mulberry Street
Newark, New Jersey 07102                                Attn: Carolyn D. Vetovich

Attn:  Vice President
       Prudential Property Company

with copy to:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Newark Realty Group
Three Gateway Center, 13th Floor
100 Mulberry Street
Newark, New Jersey 07102

Attn:  Susan L. Blount
       Regional Counsel

14. All payments under this Lease shall be payable and delivered to:

                           Property Management Systems
                           9 Campus Drive
                           Parsippany-Troy Hills, New Jersey 07054

or such other payee or address as Landlord may designate from time to time.


         IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing and Paragraphs 1 through 43 which follow, together with Exhibits A through F, inclusive, incorporated herein by this reference as of the date first above written.


                                          (LANDLORD) PRUBETA 3
ATTEST:                                   BY: THE PRUDENTIAL INSURANCE COMPANY
                                              OF AMERICA, General Partner


/s/ Richard E. Pigott                     By: /s/John S. Gregorits
---------------------                         --------------------------------
RICHARD E. PIGOTT                             JOHN S. GREGORITS
ASSISTANT SECRETARY                           VICE PRESIDENT



                                          (TENANT)
ATTEST:                                   LEGENT CORPORATION


/s/ Kim Steffanina                        By: /s/ Arthur F. Knapp. Jr. - CFO
---------------------                         --------------------------------
                                              Arthur F. Knapp. Jr. - CFO

                                          By: EQUITY PARSIPPANY VENTURE,
                                              General Partner

APPROVED AS TO LEGAL FORM:
                                              By: BetaWest Properties, Inc.
                                                  General Partner

By: /s/ Sara E. Culhane                       By:  /s/
   --------------------                           ----------------------------
                                                   VICE PRESIDENT
Date: 10/26/89                                Its: ASSET MANAGEMENT
     ------------------                           ----------------------------

Tenant's Federal Tax Identification Number is: 25-1589745
                                              --------------------------------

STATE OF NEW JERSEY:

                    SS.
COUNTY OF ESSEX    :

         BE IT REMEMBERED, that on this 16th day of October, 1989, before me, the subscriber, a notary public of New Jersey, personally appeared John S. Gregorits, Vice President of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, who I am satisfied, is the person who has signed the within instrument; and he did acknowledge that he signed, sealed and delivered the same as such officer aforesaid; and that the within instrument is the voluntary act and deed of said corporation made by virtue of authority from its Board of Directors.


                                           /s/ Angelina C. Monti
                                           ---------------------
                                               ANGELINA C. MONTI
                                         A NOTARY PUBLIC OF NEW JERSEY
                                      My Commission Expires March 14, 1990



STATE OF COLORADO)
                 :SS
COUNTY OF DENVER )

BE IT REMEMBERED, that on this             day of               , 1989,
before me, the subscriber, a notary public of                , personally
appeared                           , who, I am satisfied is the
of BetaWest Properties, Inc. General Partner of EQUITY PARSIPPANY VENTURE who has signed the within instrument, and he thereupon acknowledged that he signed, sealed and delivered the said instrument as the voluntary act and deed of said corporation as General Partner of said partnership made in accordance with and fully authorized by its partners and the partnership agreement.


                                            ------------------------

STATE OF Pennsylvania
                     SS.
COUNTY OF Allegheny:

BE IT REMEMBERED, that on this 10th day of October, 1989, before me, the subscriber, a notary public of State of Pennsylvania, personally appeared Arthur
F. Knapp, Jr. - CFO of LEGENT CORPORATION, who I am satisfied, is the person who has signed the within instrument; and he did acknowledge that he signed, sealed and delivered the same as such officer aforesaid; and that the within instrument is the voluntary act and deed of said corporation made by virtue of authority from its Board of Directors.



                                            /s/ Karen M. Lutsko
                                            ------------------------

                                                    [Seal]

                               TABLE OF CONTENTS

PARAGRAPH:                                                                 PAGE

1.  Term .................................................................... 1
2.  Basic Annual Rent ....................................................... 1
3.  Additional Rent for Taxes and Operating Expenses, Etc.................... 1
4.  Security Deposit ........................................................ 3
5.  Repairs ................................................................. 4
6.  Improvements and Alterations ............................................ 4
7.  Liens ................................................................... 5
8.  Use of Premises ......................................................... 5
9.  Utilities and Services .................................................. 5
10. Rules and Regulations ................................................... 7
11. Taxes on Tenant's Property .............................................. 7
12. Substituted Premises .................................................... 7
13. Fire or Casualty ........................................................ 7
14. Eminent Domain .......................................................... 8
I5. Assignment and Subletting ............................................... 8
16. Landlord's Access to Premises ...........................................10
17. Subordination; Attornment; Estoppel Certificates ........................10
18. Sale by Landlord ........................................................10
19. Indemnification of Landlord and Insurance ...............................10
20. Waiver of Subrogation ...................................................12
21. No Waiver ...............................................................12
22. Default .................................................................12
23. Right of Landlord to Cure Tenant's Default ..............................13
24. Notices .................................................................14
25. Insolvency or Bankruptcy ................................................14
26. Surrender and Holdover ..................................................14
27. Condition of Premises ...................................................14
28. Quiet Possession ........................................................14
29. Limitation of Landlord's Liability ......................................14
30. Governing Law ...........................................................15
31. Common Facilities .......................................................15
32. Successors and Assigns ..................................................15
33. Brokers .................................................................15
34. Name; Landlord's Rights .................................................16
35. Examination of Lease ....................................................16
36. Additional Charges ......................................................16
37. Defined Terms and Marginal Headings .....................................16
38. Prior Agreements; Severability ..........................................17
39. Parking .................................................................17
40. Force Majeure ...........................................................17
41. No Light, Air or View Easement ..........................................17
42. Authority and Signatories ...............................................17
43. Campus Association ......................................................18
44. Tenant's Option to Cancel ...............................................18
45. Tenant's Option to Renew ................................................19


Exhibit "A-1"                                  Floor Plan(s) of Premises
Exhibit "A-2"                                  Description of the Land
Exhibit "B-1"                                  Landlord's Work Letter
Exhibit "C"                                    Commencement Date Memorandum
Exhibit "D"                                    Rules and Regulations
Exhibit "E"                                    Holiday Schedule
Exhibit "F"                                    Janitorial Services
Exhibit "G"                                    Tenant's Plan

PARAGRAPH 1 TERM: (A) The term of this Lease shall be as shown in Item 4 of the Basic Lease Provisions. The Lease shall commence on the Target commencement Date as shown in Item 8 of the Basic Lease Provisions or upon such earlier date as Tenant takes possession or commences use of the Premises. Such date of commencement, hereinafter the "Commencement Date", and the date of expiration, hereinafter the "Expiration Date", shall be confirmed by Landlord by means of a "Commencement Date Memorandum" in form substantially similar to Exhibit "C."

(B) Anything herein to the contrary notwithstanding and expressly subject to extension by reason of 1) events or circumstances described in Paragraph 40 (Force Majeure) hereof, and 2) delays and extensions of time described in Exhibit "B-1" Landlord's Work Letter, if Landlord shall be unable or shall otherwise fail to give possession of the Premises as provided herein on or before December 1, 1989 then Landlord shall give written notice to Tenant within thirty (30) days prior to that date of another date for delivery of possession, which date Tenant may, at its option given within ten (10) days of the date of Landlord's notice, elect to accept or reject. If that date is rejected by Tenant, Landlord and Tenant shall be relieved of all obligations hereunder. If that date is accepted by Tenant and Landlord delivers possession on said date, the date of delivery of possession shall be the Commencement Date. If accepted by Tenant and Landlord fails to deliver possession on said date, then Tenant may reject this Lease and be relieved of all obligations hereunder or Tenant may permit Landlord an additional period of thirty (30) days within which to deliver possession and if possession is not delivered on such date, Tenant may reject or continue to permit Landlord additional thirty (30) day periods until Tenant rejects the Lease or is delivered possession hereunder. Under no circumstances shall Landlord be responsible to Tenant for any cost of Tenant's Improvements installed in the Premises and not removed by Tenant immediately upon Tenant's rejection of this Lease as permitted in this subparagraph.

PARAGRAPH 2 BASIC ANNUAL RENT: (A) Tenant agrees to pay as Basic Annual Rent for the Premises the sum or sums shown in Item 6 of the Basic Lease Provisions. The Basic Annual Rent shall be payable in U.S. currency in equal monthly installments, hereinafter sometimes referred to as "Basic Monthly Rental Installments", in advance and without notice, deduction, offset, or abatement. Basic Monthly Rental Installments shall be in the sum or sums shown in Item 7 of the Basic Lease Provisions. Basic Annual Rent shall commence on the first day of the third month after the Commencement Date and continue on the first day of each calendar month thereafter. The Basic Monthly Rental Installment for any partial month during the term hereof shall be prorated in the proportion that the number of days this Lease is in effect during such partial month bears to the number of days in that calendar month, and such Basic Monthly Rental Installment shall be paid at the commencement of such partial month.

(B) In addition to the Basic Annual Rent stipulated herein, Tenant covenants and agrees to pay in U.S. currency, without deduction, offset, or abatement, to Landlord as additional rent, hereinafter "Additional Rent", all other sums and charges which are to be paid by Tenant pursuant to the terms of this Lease. Except as otherwise provided in this Lease, Additional Rent shall be due and payable on the later of the first day of the month following the date on which Tenant is given notice that Additional Rent is due or fifteen (15) days from date of notice.

(C) The Basic Annual Rent plus Additional Rent are sometimes collectively referred to as "Rent".

PARAGRAPH 3 ADDITIONAL RENT FOR TAXES AND OPERATING EXPENSES, ETC.:
(A) Commencing with the Commencement Date, Tenant agrees to pay as items of Additional Rent for the Premises, Tenant's "Percentage Share" (being the percentage indicated in Item 3 of Basic Lease Provisions) of all increases in "Project Operating Expenses" and "Project Property Taxes" (as hereinafter defined) over Base Project Operating Expenses and Base Project Property Taxes (being the amounts indicated in Item 4 of Basic Lease Provision incurred by Landlord in the operation of the Project. For purposes of this paragraph, during each year actual occupancy of the Building is less than one hundred (100%) percent, Landlord will adjust the costs of all Project Operating Expenses to assume one hundred (100%) percent occupancy of the Building and Landlord will adjust Project Property Taxes to reflect assumed standard tenant improvements for one hundred (100%) percent occupancy.

(B) The items of Additional Rent contemplated under subparagraph 3(A) shall be determined in accordance with the following procedures:

          (i) Each December during the term hereof or as soon thereafter as practical, Landlord shall give Tenant written notice of Landlord's itemized estimate of any amounts payable under subparagraph 3(A) above for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Tenant shall pay Landlord without further notice one-twelfth (1/12) of such estimated amounts, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of the then applicable rental until the month after such notice is given. If at any time or times it appears to Landlord that the increased amounts payable under subparagraph 3(A) for the current calendar year will exceed its estimate, Landlord may, by thirty (30) days written notice to Tenant, revise its estimate for such year. Subsequent payments by Tenant for such year shall be based upon such revised estimate.

         (ii) Within 90 (ninety) days after the close of each calendar year or as soon thereafter as is reasonably practical, Landlord shall deliver to Tenant a statement of the annual adjustment of those Additional Rent items made pursuant to subparagraph 3(A) for such calendar year. If on the basis of such statement Tenant owes an amount that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall refund or credit within thirty (30) days such excess to Tenant. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 (thirty) days after delivery of the statement.

         (iii) The Additional Rent due under the terms and conditions of this Paragraph 3 shall survive termination of this Lease, shall be payable by Tenant without any setoff or deduction, and shall be computed by Landlord on a prorated basis for any period less than a full calendar year.

(C)      Definitions:

         (i) The term "Project Operating Expenses" as used herein shall include all costs of operation and maintenance of the Project calculated on an accrual basis for each calendar year as determined by generally accepted accounting principles consistently applied. Project Operating Expenses shall, by way of illustration but not limitation, include water and sewer charges, insurance premiums, license, permit, and inspection fees, fuel, heat, light, power (except for that electricity charged directly to the Premises and other rental space on the Project), steam, janitorial and security services, labor, salaries, air conditioning, landscaping, maintenance and ordinary repair of the Building and driveways, parking structures and surface parking areas, ice and snow removal, supplies, materials, equipment, tools; repair or replacement of equipment, machinery, and other items of Landlord's property; the property management fees and costs including but not limited to office rent for the on-site property management office; and the cost incurred in contesting the validity or an assessment of Project Property Taxes. Project Operating Expenses shall also include but not be limited to the cost of any capital improvements made to the Project by Landlord that reduce operating expenses or that are required under any governmental law or regulation not previously applicable to the Project or not in effect at the time it was constructed. Such capital cost shall be amortized over such reasonable periods as Landlord shall determine with a return on capital at the then current prime interest rate of the largest national bank in New York City or at such higher rate as may have been paid by Landlord on the funds borrowed for the purpose of providing such capital improvements. Project Operating Expenses shall not include (a) depreciation; (b) interest and amortization on debt; (c) all other capital expenses; (d) costs of correcting latent defects; (e) costs which are reimbursed by insurance proceeds or eminent domain awards; (f) costs of any special service to another tenant not furnished to tenants generally, and (g) costs of collecting rent from other tenants and of enforcing lease rights against other tenants.

         (ii) The term "Project Property Taxes" as used herein shall include all real estate taxes or personal property taxes and other taxes, charges and assessments, unforeseen as well as foreseen, which are levied with respect to the Project and any improvements, fixtures and equipment and other property of Landlord, real or personal, located in the Building or on the Project and used in connection with the operation of the Project for each calendar year and shall include any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate or personal property taxes, other than taxes covered in Paragraph 11, and shall also include any rental, excise, sales, transaction, privilege, or other tax or levy, however denominated, imposed upon or measured by the rental reserved hereunder or on Landlord's business of leasing the Premises and Project, excepting only net income taxes. Project Property Taxes shall be based upon the fully assessed value of the fully completed Building including standard tenant improvements, driveways, and other common areas of the Building and Project. In the event tax assessment is not detailed, sufficiently or, in the event either party shall dispute the tax assessor's determination of full assessment value, then Landlord and Tenant shall look to the following two alternatives in the order given to determine assessed value: (i) notes and records of tax assessor and (ii) any reasonable method upon which the parties may agree.

(D) Unless Tenant takes written exception to any item in the statement referred to in subparagraph 3(B)(ii) within thirty (30) days after the furnishing of the statement, such statement shall be considered as final and accepted by Tenant. Any amount due Landlord as shown on any such statement shall be paid by Tenant within thirty (30) days after it is furnished to Tenant. If Tenant shall dispute in writing any specific item or items in the statement of Project Operating Expenses and Project Property Taxes, and such dispute is not resolved between Landlord and Tenant within sixty (60) days after the date the statement was rendered, either party may, during the thirty (30) days next following the expiration of the sixty (60) days, refer such disputed item or items to a mutually agreed upon Big Eight accounting firm for a determination which shall be final, conclusive and binding upon Landlord and Tenant. Tenant agrees to pay all costs involved in such determination unless it is determined that Landlord's original calculation of both Project Property Taxes and Project Operating Expenses was in error by more than five (5%) percent. Pending the determination of any dispute with respect to the statement submitted by Landlord, Tenant shall pay when due the sums shown as due on such statement. If it shall be determined that any portion of such sums were not properly chargeable to Tenant, then Landlord shall refund or immediately credit the appropriate sum to Tenant.

E) As one of the items of Additional Rent, payable monthly, Tenant shall also pay to Landlord the full cost of Tenant's consumption of electricity (including heating and air-conditioning installed for a particular use by Tenant), as determined from time to time by Landlord through proration, engineering survey by Landlord's electric rate consultant, or other reasonable method. In the event Landlord meters or submeters Tenant's electricity usage, Tenant shall pay Tenant's share of any surcharge, "peak-hour" premium or other similar additional charge. The initial estimated monthly electricity charge for the Premises shall be as shown in Item 5 of the Basic Lease Provisions. Commencing on Commencement Date Tenant shall also pay Landlord any increase in the cost of electricity to the Premises based upon increases in the billing rate after the date hereof.

(F) Notwithstanding anything to the contrary in this Lease, in no event shall the Basic Annual Rent be reduced in any way because of anything in this Paragraph 3.

PARAGRAPH 4 SECURITY DEPOSIT: INTENTIONALLY DELETED

PARAGRAPH 5 REPAIRS: (A) Subject to subparagraph 5(B), Landlord shall cause all necessary repairs to be made to the exterior walls, exterior doors, windows, corridors and other common areas of the Building and the Project and Landlord shall cause the Building and the Project to be kept in a safe, clean and neat condition, and shall use reasonable efforts to keep all equipment used in common with other Tenants (such as elevators, plumbing, heating, air conditioning and similar equipment) in good condition and repair. Landlord shall also repair all heat pumps, and shall repair or replace the heat pumps in the exterior or peripheral areas of the Building in the Premises. Except as provided in Paragraph 13 hereof, there shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's, business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Project or in or to fixtures, appurtenances and equipment therein or thereon.

(B) Tenant agrees that all repairs to the Premises not required above to be made by Landlord during the term of this Lease, if approved by Landlord, shall be made by Landlord at the sole cost and expense of Tenant unless Landlord has been otherwise compensated therefore. Tenant will pay for any repairs to the Premises, the Building or the Project made necessary by any negligence or willful acts or omissions of Tenant or its assignees, subtenants, employees or their respective agents or other persons permitted in the Building or on the Project by Tenant, or any of them. Tenant will also maintain the Premises, and, upon termination of this Lease, will leave the Premises in a safe, clean, neat and sanitary condition.

PARAGRAPH 6 IMPROVEMENTS AND ALTERATIONS: (A) Landlord's sole construction obligation under this Lease is as set forth in Landlord's Work Letter attached hereto as Exhibit "B-1" and incorporated herein by this reference. Prior to Commencement Date, Tenant's obligations with respect to alterations and improvements to the Premises are governed by Landlord's Work Letter. If no work letter is attached, Tenant hereby accepts the Premises in its current "as is" condition less any items owned or removable by the prior tenant.

(B) Landlord shall have the right at any time to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, (provided that such changes do not unreasonably interfere with Tenant's access to the Premises) elevators, stairs, toilets, or other public parts of the Building or Project, and, upon giving Tenant prompt notice thereof, to change the name, number or designation by which the Building or the Project is commonly known.

(C) From and after Commencement Date, Tenant shall not make or suffer to be made any alterations, additions or improvements (including decorating, remodeling and painting) to or of the Premises or any part thereof, or attach any fixtures or equipment thereto, without first obtaining Landlord's prior written consent. Any consent by Landlord may be subject to such reasonable conditions as Landlord may deem necessary. Any such alterations, additions or improvements to the Premises consented to by Landlord shall, at Landlord's option, be made by Landlord for Tenant's account and Tenant shall pay Landlord for the cost thereof (including a reasonable charge for Landlord's overhead) within ten (10) days after receipt of Landlord's statement. All such alterations, additions and improvements shall (without compensation to Tenant) immediately become Landlord's property (except easily moveable furniture, equipment, and trade fixtures) and, at the end of the term hereof, shall remain on the Premises unless Landlord elects by notice given to Tenant at the time of the original request for consent (which notice Landlord must give Tenant at the time Landlord consents to the alteration, addition or improvement) to have Tenant remove same, in which event Tenant shall promptly restore the Premises to their condition prior to the installation of such alterations, additions and improvements. Tenant will obtain, at Tenant's expense, all necessary permits and certificates and Tenant shall furnish Landlord copies of all such permits and certificates.

PARAGRAPH 7 LIENS: Tenant shall keep the Premises free from any mechanics notices of intention, liens or encumbrances (collectively in this paragraph hereinafter referred to as "lien" or "liens") arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein or by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith, shall create automatically an obligation of Tenant to pay to Landlord an equivalent amount as Additional Rent, which Additional Rent shall be payable by Tenant upon Landlord's demand, with interest at the maximum rate per annum permitted by law, until paid. To the extent permitted by law, Tenant shall require all Tenant's contractors and materialmen to waive any and all rights they may have to file any liens.

PARAGRAPH 8 USE OF THE PREMISES: (A) Tenant shall use the Premises only as set forth in Item 12 of the Basic Lease Provisions and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall comply with all laws, and shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building, and shall immediately discontinue any use of the Premises which is declared by Landlord or any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupancy thereof. Landlord represents that no applicable law prohibits use of the Building for office purposes. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building, the Project and/or property located therein and shall comply with all rules, orders, regulations and requirements of the appropriate fire rating bureau or any other organization performing a similar function. Tenant shall upon demand reimburse Landlord for the full amount of any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this paragraph. Such reimbursement shall not be Landlord's exclusive remedy.

B) With respect to Tenant's use and occupancy of the Premises, Tenant shall, at Tenant's own expense, comply with the Environmental Cleanup Responsibility Act, N.J.S.A. 13:1k-6 et seq., and the regulations promulgated thereunder ("ECRA"). Tenant shall, at Tenant's own expense, make all submissions to, provide all information to, and comply with all requirements of, the New Jersey Department of Environmental Protection or its replacement or similar department, agency, bureau or division ("NJDEP") and promptly comply with Landlord's requirements in connection therewith. Should any division of NJDEP determine that a Cleanup Plan be prepared and that a cleanup be undertaken because of any spills or discharges of hazardous substances or wastes at the Building or land in or on which the Premises is located which were caused by Tenant or its officers, employees, agents, contractors or invitees and which occur during the term of this Lease, then Tenant shall, at Tenant's own expense, prepare and execute a Cleanup Plan which shall be approved by NJDEP and complete the cleanup.

PARAGRAPH 9 UTILITIES AND SERVICES: (A) Provided that Tenant is not in default hereunder, Landlord agrees to furnish or cause to be furnished to the Premises the following utilities and services, subject to the conditions and standards set forth below and elsewhere herein:

         (i) Landlord shall provide automatic elevator facilities from 8:00 a.m. to 6:00 p.m., Monday through Friday (legal holidays listed in Exhibit "E" "Legal Holidays" excepted), and shall have at least one elevator available for use at all other times.

         (ii) From 8:00 a.m. to 6:00 p.m., Monday through Friday (Legal Holidays excepted), Landlord shall, subject to interruptions beyond Landlord's control and subject to subparagraph 3(E), furnish heat or air conditioning in accordance with Exhibit "B-2", subject to any governmental requirements or standards relating to, among other things, energy conservation. Upon reasonable, prior written request, Landlord shall make available at Tenant's expense, after-hours heat or air conditioning. The charge for after-hours heat or air conditioning shall be determined by Landlord and confirmed in writing to Tenant, as the same may change from time to time. There shall be a minimum charge of one hour for every partial hour of usage.

        (iii) Landlord shall furnish to the Premises, subject to interruptions beyond Landlord's control and subject to subparagraphs 3(E) and 9(B), electric current as required by the building standard office lighting and receptacles. At no time shall Tenant's use of electric current exceed the capacity of 7 1/2 watts per square foot for lighting and power and for purposes of air supply and distribution of HVAC System. Landlord represents that Landlord will furnish electric current of 7 1/2 watts per square foot for lighting and power and for purposes of air supply and distribution of HVAC System and that Landlord will not reduce said capacity during the term hereof. To the extent Tenant design exceeds the electrical current design capacity, then Tenant will pay all costs of providing additional required electrical service.

         (iv) Landlord shall, subject to interruptions beyond Landlord's control and other provisions hereunder, furnish the building with water for heating, ventilating, air-conditioning. drinking and lavatory purposes only.

          (v) Landlord shall provide janitorial services to the Building and Premises, in accordance with Exhibit "F" provided that the Premises are kept in good order by Tenant. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

         (vi) Landlord shall replace, as necessary, the fluorescent tubes in the standard lighting fixtures installed by Landlord. Tenant agrees to reimburse Landlord upon demand for the cost of such fluorescent tubes and the labor and overhead for their installation.

(B) Landlord may impose a reasonable charge, which Tenant hereby agrees to pay upon demand, for any utilities and services, including without limitation, heating, air conditioning, electric current and water, provided by Landlord by reason of any use of the Premises at any time other than the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday (excluding Legal Holidays), or any use beyond that which Landlord agrees to furnish as described above, or special electrical, cooling and ventilating needs created in certain areas by telephone equipment, computers and other similar equipment or uses. At Landlord's option, separate meters for such utilities and services may be installed for the Premises, and upon demand, Tenant shall immediately pay Landlord for the installation, maintenance and/or repair of such meters and for all charges with respect to consumption of such utilities or services so metered or provided.

(C) Tenant agrees to cooperate fully at all times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the use of the above utilities and services. Any failure to pay any costs as described above shall constitute a breach of the obligation to pay Rent under this Lease and shall entitle Landlord to the rights herein granted for such breach.

(D) Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of Rent by reason of Landlord's failure to furnish any of the foregoing services, more than for a reasonable period of time nor shall any such failure, stoppage or interruption of any such service be construed either as an eviction of Tenant, or relieve Tenant from the obligation to perform any covenant or agreement. However, in the event of any failure, stoppage or interruption thereof, Landlord shall use reasonable diligence to have service resumed promptly.

(E) Notwithstanding anything herein to the contrary, Landlord reserves the right from time to time to make reasonable modifications to the above provisions for utilities and services; provided, such modifications do not diminish the level or quality of service below that level or quality which is consistent with a first class office building.

PARAGRAPH 10 RULES AND REGULATIONS: (Other than that which interferes with the quiet enjoyment of Tenant) Tenant agrees to abide by all rules and regulations of the Building and Project ("Rules and Regulations") imposed by Landlord as set forth in Exhibit "D" attached hereto, and as the same may be changed from time to time upon reasonable notice to Tenant. These Rules and Regulations are imposed for the cleanliness, good appearance, proper maintenance, good order and reasonable use of the Premises and the Project, as may be necessary for the enjoyment of the Project by all tenants and their employees and invitees. Landlord shall not enforce these Rules and Regulations arbitrarily among tenants. Landlord shall not be liable for the failure of any tenant, its agents or employees to conform to the Rules and Regulations.

PARAGRAPH 11 TAXES ON TENANT'S PROPERTY: (A) Tenant shall be liable for and shall pay not later than ten (10) days before delinquency, all taxes, levies and assessments levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes, levies and assessments on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Building or the Project is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord pays the taxes, levies and assessments based upon such increased assessment, Tenant shall, upon demand, repay to Landlord the taxes, levies and assessments so levied against Landlord, or the proportion of such taxes, levies and assessments resulting from such increase in the assessment.

(B) If the Tenant Improvements, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to building standard (as determined by Landlord) are assessed, then the real property taxes and assessments levied against Landlord or the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of subparagraph 11(A). If the records of the tax assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant Improvements are assessed at a higher valuation than building standard, such records shall be binding on both Landlord and Tenant; otherwise, the actual cost of construction shall be the basis for such determination.

PARAGRAPH 12 SUBSTITUTED PREMISES: Landlord reserves the right without Tenant's consent, on thirty (30) days written notice to Tenant, to substitute other premises within the Building for the Premises described above, provided that the substituted premises: (i) contain approximately the same square footage as the Premises, (ii) contain comparable tenant improvements, and (iii) are made available to Tenant at the same rental rate {per rentable square foot) for such space, as the rental rate specified herein. Landlord shall pay all reasonable moving expenses of Tenant incidental to such substitution of premises.

PARAGRAPH 13 FIRE OR CASUALTY: (A) In the event that the Project (regardless of whether the Premises or access thereto is affected) is so damaged or destroyed to the extent of more than one-third (1/3) of its replacement cost, or to any substantial extent by a casualty not covered by Landlord's insurance (or, in the event Landlord self-insures which Landlord reserves the absolute right to do, by a casualty.*

(B) In the event the Premises are completely destroyed or so badly damaged that, in Landlord's reasonable opinion, repairs to the Premises cannot be commenced within ninety (90) days and completed within one hundred eighty
(180) days from the date of damage or destruction, Landlord will so notify Tenant, in which event this Lease may be terminated by either Landlord or Tenant by giving thirty (30) days advance written notice. Also, if notice of such opinion or notice of termination has not been given, and if repairs have not been commenced by Landlord within ninety (90) days from the date of damage or destruction, this Lease may be terminated immediately thereafter upon written notice from Tenant given no later than one hundred twenty (120) days after the date of damage or destruction. In the event Tenant shall fail to terminate this Lease as provided in this subparagraph (B) then, Tenant shall thereafter have no further right to so terminate based upon the provisions of this subparagraph
(B).

(C) If this Lease is not terminated as provided in Subsection 13(b), or if the damage or destruction is other than as provided above, then Landlord shall commence within ninety (90) days after the occurrence of such damage or destruction to rebuild, repair or restore the Premises and access thereto to substantially the same condition as when the same were delivered to Tenant, excluding any improvements owned by Tenant, and the Lease shall continue in full force and effect.

(D) If this Lease is terminated as provided above, Tenant's obligation to pay Rent hereunder shall cease as of the date (i) of damage or destruction if Premises are rendered untenantable or (ii) Tenant vacates the Premises if Premises are not rendered untenantable.

(E) Landlord shall in no event be obligated to make any repairs or replacement of any fixtures, furnitures, equipment or other Property (real or personal) owned by Tenant. If the lease is not terminated but the Premises are rendered totally untenantable, Rent shall abate during the period of such untenantabillty. Tenant acknowledges (i) that Landlord shall not obtain insurance of any kind on Tenant Improvements, alterations, additions and improvements to the Premises owned by Tenant or on Tenant's furniture, fixtures, equipment and other personal property,


  *not ordinarily covered by all-risk insurance) or during the last two years of this lease, landlord upon giving thirty (30) days notice to Tenant, may elect to terminate this lease.

(ii) that it is Tenant's obligation to obtain such insurance at Tenant's sole cost and expense, and (iii) that Landlord shall not be obligated to repair any damage thereto or replace the same. The provisions of this Paragraph 13 shall be considered an express agreement governing any case of damage or destruction of the Premises by fire or other casualty, and NJSA 46:8-6 shall have not application in such case.

PARAGRAPH 14 EMINENT DOMAIN: In case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken by any lawful power or authority by exercise of the power of eminent domain, this Lease shall terminate effective as of the date possession is required to be surrendered to said authority. In the event of any taking (in whole or part) of the Project whether or not the Premises or access thereto are affected thereby, which taking in Landlord's judgment will render continued operation of the Project economically infeasible, Landlord shall have the right to terminate this Lease. Except as provided herein, Tenant shall not, because of any taking, assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with Tenant's use of the Premises, and Landlord does not terminate this Lease, Landlord shall proceed to restore the Premises (to the extent permitted by the taking) to substantially their condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for Rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Provided same shall not diminish Landlord's award in any way, nothing contained in this Paragraph 14 shall prevent Tenant from seeking any award against the taking authority for the taking of personal property and fixtures owned by Tenant or for relocation expenses recoverable from the taking authority. In no event shall Landlord be required to expend more for restoration than received from the taking authority for such taking. For the purposes of this paragraph, "taking" shall also include any conveyance in lieu of condemnation.

PARAGRAPH 15 ASSIGNMENT AND SUBLETTING: (A) Tenant shall not voluntarily or involuntarily assign, sublet, mortgage or otherwise encumber all or any portion of its interest in this Lease or in the Premises without obtaining the prior written consent of Landlord and any such attempted assignment, subletting, mortgage or other encumbrance without such consent shall be null and void and of no effect.

(B) No assignment, subletting, mortgage or other encumbrance of Tenant's interest in this Lease shall relieve Tenant of its obligation to pay the Rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or be a consent to any subletting, assignment, mortgage or other encumbrance. Consent to one sublease, assignment, mortgage or other encumbrance shall not be deemed to constitute consent to any subsequent attempted subletting, assignment, mortgage or other encumbrance. No permitted assignment or sublease shall permit any further assignment, subletting, mortgage or other encumbrance.

(C) If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof, Tenant shall first notify Landlord of Tenant's desire to do so and shall submit in writing to Landlord no less than sixty (60) days prior to such assignment or subletting (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment and a copy of the proposed sublease or assignment; and (iv) such financial information as Landlord may reasonably request concerning the proposed subtenant or assignee.

(D) At any time within thirty (30) days after Landlord's receipt of the information specified in subparagraph (C) above, Landlord shall by written notice to Tenant, elect (i) to take from Tenant a sublease of the Premises or the portion thereof proposed to be subleased by Tenant, or to take an assignment of Tenant's leasehold estate hereunder, or such part thereof as shall be specified in said notice, upon the same terms as those offered to the proposed subtenant or assignee, as the case may be; (ii) to give Tenant written consent to the proposed assignment or sublease, provided that the Rent payable monthly by the Tenant to the Landlord under the terms of this Lease shall be increased by a sum equal to all rental and other considerations received by Tenant from its subtenant or assignee in excess of the Rent payable by Tenant under the terms of this Lease; or (iii) to terminate this Lease as to the portion (including all) of the Premises proposed to be subleased or assigned, with a proportionate abatement in the Rent payable hereunder (iv) to deny consent, in writing, to Tenant's proposed sublet or assignment. If Landlord does not exercise any option set forth in this subparagraph (D) within said thirty (30) day period, Landlord shall be deemed to have consented to the proposed assignment or sublease.

(E) Landlord shall not unreasonably exercise its rights under subparagraph (D) (iv) above, provided, all the following conditions are present:
(i) Tenant shall send notice to Landlord, in writing, including all the information specified in subparagraph (C) above; (ii) the subtenant or assignee is of high quality, character and financial stability consistent with the high standards of the Building as determined by Landlord in Landlord's reasonable business judgment; (iii) the proposed subtenant or assignee is not a party then occupying space in the Building or party who has negotiated with Landlord for space in the Building within the twelve (12) month period preceding the date of Tenant's notice pursuant to this subparagraph (E); (v) Tenant shall not have publicly advertised the availability for assignment, sublease or occupancy of all or any part of the Premises at a rental rate lower than the rate at which Landlord is then offering to lease similar space in the Building.

(F) Landlord, in any case which does not involve an assignment for the benefit of creditors or an assignment growing out of, or having any connection with, operation of law or any other of the eventualities made the subject of an event of default in Paragraph 22 of this Lease, shall not withhold its consent to bona-fide assignments of this Lease as a whole to "subsidiary or affiliate corporations" as the term is hereinafter defined upon the satisfaction of the respective conditions and upon compliance with the requirements by Tenant of all notice provisions of this Paragraph 15. A "subsidiary or affiliate corporation" is defined for the purposes of this Lease as a corporation or other legal entity organized and existing or qualified or otherwise permitted to do business in the State of New Jersey, and under common control and ownership of Tenant, or which owns and controls Tenant or which is owned and controlled by Tenant or by any corporation or legal entity wholly-owned and controlled directly or through other corporations or legal entities wholly-owned and controlled by Tenant. For the purposes of this Paragraph 15, "owned and controlled" shall, in the case of a corporation, mean the ownership of at least fifty (50%) percent of the capital stock entitled to vote, and shall, in the case of any other legal entity, mean ownership of at least fifty (50%) percent of the beneficial interest therein and at least a fifty (50%) percent voice in the management thereof.

(G) If Tenant is a corporation, an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership, in the aggregate in excess of twenty-five (25%) percent, shall be deemed an assignment within the meaning and provisions of this Paragraph 15. See Subsection (H) attached as Page 9A.

PARAGRAPH 16 LANDLORD'S ACCESS TO PREMISES: Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees, or tenants, to alter or repair the Premises or any portion of the Building or Project, all without being deemed guilty of an eviction of Tenant and without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages or any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or any eviction of Tenant from the Premises or any portion thereof. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decoration except as otherwise expressly agreed to be performed by Landlord.

PARAGRAPH 17 SUBORDINATION, ATTORNMENT, ESTOPPEL CERTIFICATES: (A) This Lease is junior, subject, and subordinate to all ground leases, mortgages, deeds of trust, and other security instruments of any kind now covering the Project or any portion thereof. Landlord reserves right to place liens or encumbrances on the Project or any part thereof or interest therein superior in lien and effect to this Lease. This Lease, at the option of Landlord, shall be subject and subordinate to any and all such liens or encumbrances now or hereafter imposed by Landlord without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon request such further instruments evidencing such subordination of this Lease as may be requested by Landlord.

(B) Tenant shall at any time and from time to time upon not less than ten (10) days prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing and in form and substance satisfactory to Landlord certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Basic Annual Rent, Additional Rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge. Any such statement delivered pursuant to this Paragraph 17 may be relied upon by any prospective purchaser of the fee of the Building or the Project or any mortgagee, ground lessor or other encumbrancer thereof or any assignee of any such person. Tenant shall also, at any time, and from time to time, upon not less than ten (10) days prior notice by Landlord execute and deliver to Landlord forms and documents as may be necessary for compliance with any applicable law, statute, ordinance, rule or regulation. See Subsection (C) attached as Page 10A.

PARAGRAPH 18 SALE BY LANDLORD: In the event of a sale or conveyance by Landlord of the Project or any part thereof, the same shall operate to release Landlord from any and all liability under this Lease accruing after the date of such conveyance of title. If any Security Deposit has been made by Tenant, Landlord shall transfer such Security Deposit to the purchaser, and Purchaser has been notified in writing of such transfer, and thereupon Landlord shall be discharged from any further liability in reference thereto. Notwithstanding any sale by Landlord, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all amounts due hereunder and otherwise observe and perform all provisions of this Lease.

PARAGRAPH 19 INDEMNIFICATION AND INSURANCE: (A) Tenant shall indemnify, hold Landlord harmless from and defend Landlord against any and all claims, loss, costs, damage, expense or liability, including without limitation reasonable attorneys' fees, for any injury or damages to any person or property whatsoever, when such injury or damage has been caused in part or in whole by any default, act, neglect, fault, or omission of Tenant, its agents, servants, employees or invitees. This indemnity shall not require any payment by Landlord as a condition precedent to recovery. In addition, if any person not a party to this Lease shall institute any other type of action with respect to Tenant's occupancy of the Premises or Tenant's obligations under this Lease against Tenant in which Landlord shall be made a party defendant, Tenant shall indemnify, hold Landlord harmless from and defend Landlord from all liabilities and costs by reason thereof. For the purposes of subparagraphs 19(A) and 19(B), the term "Landlord" shall also include as indemnitees, as the case may be, Landlord's servants, employees, officers, agents, and/or contract managers.

(B)      Landlord shall indemnify, hold Tenant harmless from and defend
Tenant against any and all claims, loss, cost, damage, expense or liability including, without limitation, reasonable attorneys' fees for any injury or damage to any person or property whatsoever, occurring in the Common Areas of the Building or Project when such injury or damage has been caused in part or in whole by any default, act, neglect, fault or omission of Landlord, its agents, employees or invitees. This indemnity shall not require any payment by Tenant as a condition precedent to recovery. Landlord hereby agrees to maintain in full force and effect at all times during the term of this Lease, at Landlord's own expense (subject to reimbursement pursuant to Paragraph 3 hereof) property damage insurance on the Building and improvements (the amount of such coverages and of all deductibles to be In Landlord's absolute and sole discretion) or to self-insure against the losses insured against by property damage coverage.

                                    -10A-

         (c) Tenant agrees that in the event that any holder of any ground or underlying lease, mortgage, deed of trust, or other encumbrance encumbering any part of the Project succeeds to Landlord's interest in the Premises, Tenant shall pay to such holder all rents subsequently payable under this Lease and shall, upon request of any such person or party succeeding to Landlord's interest, automatically become the Tenant of and attorn to such successor in interest without change in the terms or provisions of this Lease. Such successor in interest shall not be bound by (i) any payment of Basic Monthly Rental Installments for more than one month in advance except prepayments in the nature of a security deposit, or (ii) any amendment or modification of this Lease made without the written consent of such successor in interest. Upon request by such successor in interest and without cost to Landlord or such successor in interest, Tenant shall execute, acknowledge, and deliver an instrument or instruments confirming the attornment.

(C) Tenant hereby agrees to maintain in full force and effect at all times during the term of this Lease, at its own expense, for the protection of Tenant and Landlord as their interests may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverages:

         (i)      Worker's Compensation                --Statutory or higher
                  Employer's Liability, if such        --Not less than
                  coverage is available                $250,000

         (ii)     Comprehensive General                --Not Less than
                  Liability Insurance,                 $2,000,000
                  including Blanket                    Combined Single
                  Contractual Liability,               Limit for both
                  Broad Form Property                  bodily injury and
                  Damage, Personal Injury,             property damage
                  Fire Damage

Landlord shall be named as an additional insured on all policies listed under
(ii).

         (iii) All Risk Property Coverage in an amount sufficient to cover the full cost of replacement of all improvements and betterments to the Premises owned by Tenant and all of Tenant's fixtures and other personal property.

(D) Tenant shall deliver to Landlord at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of each such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above. Such certificate, with the exception of Worker's Compensation, shall expressly provide that the interest of Landlord therein shall not be affected by any breach by Tenant of any provision of any such policy. Further, all certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given Landlord in the event of material alterations to or cancellation of the coverages evidenced by such certificates.

(E) Upon demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance in such limits as Landlord may reasonably require and such other hazard insurance as the nature and condition of the Premises may require in the judgment of Landlord, to afford Landlord adequate protection for said risks.

(F) If on account of the failure of Tenant to comply with the provisions of this Paragraph 19, Landlord is adjudged a co-insurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

(G) Landlord makes no representation that the limits of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant against Tenant's undertaking under this Paragraph 19. In the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

PARAGRAPH 20 WAIVER OF SUBROGATION: Tenant and Landlord each agree that the respective insurance carried by it against loss or damage by fire or other casualty shall contain a clause whereby the insurer waives its right of subrogation against the other party. Pursuant to the foregoing, Landlord and Tenant hereby waive all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance.

PARAGRAPH 21 NO WAIVER: No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this Lease, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement. term or condition. Landlord's waiver, if any, shall only be as expressly stated in writing and signed by Landlord. No consent or waiver by Landlord to or of any breach of any covenant, condition or duty of Tenant shall be construed as a consent or waiver to or of any other breach of the same or any other covenant' condition or duty, unless expressly stated otherwise in writing and signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent and additional charges payable hereunder shall be deemed to be other than a payment on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment for Rent be deemed an accord and satisfaction, and Landlord may accept SUCH check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided herein or by law.

PARAGRAPH 22 DEFAULT: (A) The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

         (i) Any failure by Tenant to pay the Rent or to make any other payment required to be made by Tenant hereunder within five
                  (5) days of date due;

        (ii)      The abandonment or vacation of the Premises by Tenant;

       (iii) Any failure by Tenant to observe and perform any of its other obligations under this Lease, where such failure continues for fifteen (15) days (except where a different period of time is specified in this Lease) after Landlord has given Tenant written notice or such other notice as may be required by law; provided, however, if such obligation cannot be cured within said fifteen (15) day period, such longer period (but in no event more than six (6) months) as may be reasonably necessary to effect such cure and upon condition that Tenant is diligently and continuously proceeding to effect said cure;

        (iv) Tenant makes, or has made, or furnishes, or has furnished, any warranty, representation or statement to Landlord in connection with this Lease, or any other agreement to which Tenant and Landlord are parties, which is or was false or misleading in any material respect when made or furnished;

         (v) Any substantial portion of the assets of Tenant is transferred unless such transfer is incurred in the ordinary course of Tenant's business in good faith for fair equivalent consideration;

        (vi) Tenant becomes insolvent as defined in the Federal Bankruptcy Code, admits in writing its insolvency or its present or prospective inability to pay its debts as they become due, is unable to or does not pay all or any material portion (in number or dollar amount) of its debts as they become due, permits or suffers a judgment to exist against it which affects Tenant's ability to conduct its business in the ordinary course (unless enforcement thereof is stayed pending appeal), makes or proposes an assignment for the benefit of creditors or any class thereof for purposes of effecting a moratorium upon or extension or composition of its debts, proposes any such moratorium, extension or composition, or commences or proposes to commence any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any federal, state or other law for the relief of debtors;

       (vii) Tenant fails to obtain the dismissal, within thirty (30) days after the commencement thereof, of any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any law for the relief of debtors, instituted against it by one or more third parties, or fails actively to oppose any such proceeding, or, in any such proceeding, defaults or files an answer admitting the material allegations upon which the proceeding was based or alleges its willingness to have an order for relief entered or its desire to seek liquidation, reorganization or adjustment of any of its debts;

      (viii) Any receiver, trustee or custodian is appointed to take possession of all or any substantial portion of the assets of Tenant, or any committee of Tenant's creditors, or any class thereof is formed for the purpose of monitoring or investigating the financial affairs of Tenant or enforcing such creditors' rights.

(B) In the event of any such default by Tenant then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the option to immediately terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate the Lease then Landlord may recover from Tenant:

         (i) any unpaid Rent which shall have accrued at the time of such termination; plus

        (ii) the entire amount of unpaid Rent for the balance of the Lease term which amount shall, at Landlord's option, be immediately due and payable, but discounted at the interest rate payable on United States five (5) year Treasury Notes issued immediately prior to default; plus

       (iii) any other amount necessary to compensate Landlord for Landlord's loss or damage caused directly or indirectly by Tenant's failure to perform its obligations under this Lease including, but not limited to, reasonable attorneys' fees and costs; plus

        (iv) at Landlord's election, such other amounts in addition to, or in lieu of the foregoing, as may be permitted from time to time by applicable law.

(C) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to reenter and to take possession of the Premises and to remove all persons and property from the Premises. Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of Tenant in or upon the Premises, to assure payment of the Rent and performance of the covenants and conditions of this Lease.

(D) In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord shall elect to reenter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in this Paragraph 22, Landlord may from time to time, without terminating this Lease, either recover all Rent as it becomes due or relet the Premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to~ the Premises. Notwithstanding the provisions of NJSA 2A:18-60 Tenant agrees not to seek to remove any Summary Dispossess Action to Superior Court.

(E) In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting including, but not limited to, broker's commissions and reasonable attorneys' fees; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. Should any such reletting result in the payment of rentals less than the Rent payable by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Tenant shall also pay Landlord as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rentals received from such reletting.

F) No reentry or taking possession of the Premises by Landlord pursuant to this Paragraph 22 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting, elect to terminate this Lease for any such default.

PARAGRAPH 23 RIGHT OF LANDLORD TO CURE TENANT'S DEFAULT: If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act and charge to Tenant the amount of all costs in connection therewith including, but not limited to, reasonable legal fees and expenses incurred by Landlord, with interest thereon as provided in Paragraph 36 from the date paid by Landlord to the date of payment thereof by Tenant. Such payment and interest shall constitute Additional Rent hereunder due and payable upon demand but the making of such payment or the taking of such action by Landlord shall not operate to cure such default or to stop Landlord from the pursuit of any other remedy to which Landlord would otherwise be entitled.

PARAGRAPH 24 NOTICES: All notices which Landlord or Tenant may be required or may desire to serve on the other may be served, as an alternative to personal service, by mailing the same by registered or certified mail, return receipt requested, postage prepaid, addressed as set forth in Item 13 of the Basic Lease Provisions, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other by written notice.

PARAGRAPH 25 INSOLVENCY OR BANKRUPTCY: In no event shall this Lease be assigned or assignable by operation of law and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency, or reorganization proceeding.

PARAGRAPH 26 SURRENDER AND HOLDOVER: (A) On the expiration or the sooner termination hereof, Tenant shall peaceably surrender the Premises broom clean, in good order, condition and repair. On or before the last day of the Lease term or the sooner termination hereof, Tenant shall at its expense remove within fifteen (15) days its trade fixtures, signs and other personal property from the Premises. Any property not removed shall be deemed abandoned and may either be retained by Landlord as its property, or disposed of, without accountability and at Tenant's expense, in such manner as Landlord may determine. If the Premises are not surrendered at the end of the Lease term or the sooner termination Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, claims made by any succeeding tenants founded on such delay. Tenant shall promptly surrender all keys for the Premises and Building restrooms to Landlord at the place then fixed for payments of Rent. Tenant's covenants hereunder shall survive the expiration or termination of this Lease.

(B) If Tenant holds over after the expiration or sooner termination hereof without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only at one and one half times the greater of (i) the Rent due hereunder or (ii) the then prevailing market rate rent, as determined by Landlord in its sole and absolute discretion, plus all items of Additional Rent provided herein, and either (i) or (ii) shall be prorated on a daily basis according to the number of days contained in the month that such expiration or earlier termination takes place, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of Rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder or result in a renewal. The foregoing provisions of this paragraph are in addition to and do not affect Landlord's rights of reentry or any other rights of Landlord hereunder or as otherwise provided by law.

PARAGRAPH 27 CONDITION OF PREMISES: Landlord's responsibility with respect to the condition of the Premises is set forth in Exhibit "B-1" Landlord's Work Letters Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building or the Project or with respect to the suitability of any part of the Project for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Building and the Premises were at such time in good order and repair.

PARAGRAPH 28 QUIET POSSESSION: Upon Tenant's paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all of the provisions of this Lease. This covenant shall be binding upon any landlord hereunder only during its respective ownership of the Premises.

PARAGRAPH 29 LIMITATION OF LANDLORD'S LIABILITY: (A) Landlord and its employees and agents shall not be liable for any damage to Tenant's property entrusted to employees of Landlord or its agents, nor for any loss or interruption of Tenant's possession, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever in the Building or the Project. Landlord and its employees and agents shall not be liable for any property loss resulting from any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire, accidents or defects in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire, accident or defects in the Premises or in the Building.

(B) Tenant shall look solely to Landlord's estate and property in the Project (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or Landlord's partners or members shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of Landlord and Tenant hereunder, or Tenant's use and occupancy of the Premises.

PARAGRAPH 30 GOVERNING LAW: This Lease shall be governed by and construed pursuant to the law of the State of New Jersey.

PARAGRAPH 31 COMMON FACILITIES: Tenant shall have the non-exclusive right in common with others, to the use of common entrances, lobbies, elevators, ramps, drives, stairs, and similar access and serviceways and the other common facilities (except for parking spaces other than those provided for in Paragraph
39) in and adjacent to the Building or Project, as may be provided by Landlord from time to time for general use, subject to such rules and regulations as may be adopted by the Landlord including, but not limited to, the right to close from time to time all or any portion of said common facilities to such extent as may be legally sufficient, in Landlord's sole opinion, to prevent a dedication thereof or the accrual of rights to any person or to the public therein.

PARAGRAPH 32 SUCCESSORS AND ASSIGNS: Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. However, the obligations of Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Project as owner or lessee thereof, and in the event of such transfer said obligations shall thereafter be binding upon each transferee of the interest of Landlord herein named as such owner or lessee of the Project, but only with respect to the period commencing with its respective transfer in and ending with a subsequent transfer out, and such transferee, by accepting such interest, shall be deemed to have assumed such obligations except only as may be expressly otherwise provided in this Lease. Any lease of all or substantially all of Landlord's interest in the Project as owner or lessee thereof shall be deemed a transfer, to the tenant under such lease, within the meaning of Paragraph 32.

PARAGRAPH 33 BROKERS: (A) Tenant represents and agrees that it has not directly or indirectly dealt with any real estate broker(s) other than the firm(s) specified in Item 11 of the Basic Lease Provisions in connection with this transaction. Tenant agrees to defend, indemnify and hold Landlord harmless from and against any claims for brokerage commission or finder's fee arising out of or based on any alleged actions of Tenant with any other broker or brokers.

(B) Landlord represents and agrees that it has not directly or indirectly dealt with any real estate broker(s) other than the firm(s) specified in Item 11 of the Basic Lease Provisions in connection with this transaction. Landlord agrees to defend, indemnify and hold Tenant harmless from and against any claims for brokerage commission or finder's fee arising out of or based on any alleged actions of Landlord with any other broker or brokers.

(C) If, after the date hereof, either Landlord or Tenant shall employ, retain or consult with any real estate broker or brokers other than the firms specified in Item 11 of the Basic Lease Provisions in connection with any matters pertaining to this Lease, the Premises or the Project, the employing party hereby agrees to pay the broker or brokers and the employing party hereby agrees to defend, indemnify and to hold harmless the other party hereto from and against any claims for brokerage commission or finder's fee arising out of or based on any alleged actions of the employing party with respect to said broker or brokers not specified in Item 11.

PARAGRAPH 34 NAME; LANDLORD'S RIGHTS: (A) Tenant shall not, without the written consent of Landlord, use the name of the Building or the Project for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such names. Landlord reserves the right to change the name and/or address of the Building or Project at any time and from time to time, and agrees to give reasonable notice of same to Tenant.

(B) It is understood and agreed that the architectural design, aesthetic appeal and use of the Building and the Project are and shall remain always in the sole control of Landlord. Therefore, notwithstanding anything to the contrary contained herein, Landlord does hereby reserve the right from time to time and at any time to make reasonable changes and additions, without restriction, to the Building and the Project, improvements or other areas, including without limitation, eliminating land, adding other lands, decreasing or changing the Building and the Project, which are deemed desirable by Landlord, and the making of such changes or additions shall not invalidate or affect this Lease or any rights hereunder nor constitute an eviction of Tenant or a breach of this Lease, nor give rise to any claim for damages. Notwithstanding the foregoing provisions, Landlord represents and confirms that no such changes will unreasonably and substantially interfere with Tenant's use and occupancy of the Premises or Tenant's access to the Building.

PARAGRAPH 35 EXAMINATION OF LEASE: Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

PARAGRAPH 36 ADDITIONAL CHARGES: Any amount due from Tenant to Landlord which is not paid when due, in addition to other remedies available to Landlord shall, at Landlord's option, bear interest which shall be at the lesser of (i) eighteen (18%) percent per annum or (ii) the maximum lawful rate per annum, from the date such payment is due until the date actually paid, but the payment of such interest shall not excuse or cure the default.

PARAGRAPH 37 DEFINED TERMS AND ADDITIONAL HEADINGS: The words "Landlord" and "Tenant" as used herein shall, as the case may be, include the plural as well as the singular. If more than one person or entity is named as Tenant the obligations of such persons or entities are joint and several. The marginal headings and titles to the Paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted.

PARAGRAPH 38 PRIOR AGREEMENTS; SEVERABILITY: This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder, shall be held invalid or unenforceable to any extent, the remainder of this Lease shall not be affected thereby and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

PARAGRAPH 39 PARKING: Tenant shall have the right to the use of the number of parking spaces shown in Item 10 of Basic Lease Provisions. Landlord shall have, in its absolute discretion, the right to assign parking spaces. Tenant covenants and agrees to comply with all reasonable rules and regulations which Landlord may from time to time make to assure proper use of parking spaces by permitted users including but not limited to the prohibition of overnight parking. Landlord's remedies under such rules and regulations may include, but shall not be limited to, the right to tow away at owner's expense any vehicles not parked in compliance with these rules and regulations. Landlord shall not be responsible to Tenant for the noncompliance or breach by any other tenant of said rules and regulations.

PARAGRAPH 40 FORCE MAJEURE: Except as otherwise expressly provided herein, this Lease and the obligations of either party Rent hereunder to perform all of the covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because such party's is unable to fulfill any of its obligations under this Lease, if such party's is prevented or delayed from so doing by reason of any cause beyond such party's reasonable control including, but not limited to, Acts of God, strikes, labor troubles, shortage of materials, governmental preemption in connection with a national emergency or by reason of any rule, order or regulations of any governmental agency or by reason of war, hostilities or similar emergency; provided that Landlord shall in each instance exercise reasonable diligence to effect performance as soon as possible. It is agreed that Landlord shall not be required to incur any overtime or additional expenses in Landlord's reasonable diligence to effect the performance of any of Landlord's obligations hereunder.

PARAGRAPH 41 NO LIGHT, AIR OR VIEW EASEMENT: Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

PARAGRAPH 42 AUTHORITY AND SIGNATORIES: If Tenant executes this Lease in other than individual capacity, each of the persons executing this Lease on behalf of Tenant does hereby personally covenant and warrant that Tenant is a duly authorized and existing entity as herein represented, that Tenant was and is qualified to do business in the State of New Jersey, that the Tenant has full right and authority to enter into this Lease, and that each person signing on behalf of the Tenant is authorized to do so. Upon Landlord's request, the Tenant's signatories hereto will furnish satisfactory evidence of Tenant's authorization, and their personal authority on behalf of Tenant, to execute this Lease.

PARAGRAPH 43 CAMPUS ASSOCIATION: (A) This lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all present and future recorded covenants and restrictions (and any amendments, renewals, replacements, or modifications thereof) referring to any owners' or campus association for the Complex or any part thereof in which the Building is located. Landlord shall promptly advise Tenant of such recordings. The aforesaid association shall be intended to benefit the owners and tenants of the Complex, and shall have the following main purposes: sustain the first-class quality of the Complex; maintain on-site and off-site common improvements (landscaping, etc.) of the Complex; and engage in projects and programs which improve traffic and transportation concerning the Complex. Tenant covenants and agrees that it will not perform (or fail to perform) any act which may constitute a default under such covenants and restrictions.

(B) Tenant further covenants and agrees to cooperate with, and participate in, programs of any such aforesaid association, including but not limited to: car and van pooling; flex-time work scheduling; jitney buses to nearby train stations, airports, etc.; relocation of, or new, bus routes and bus stops through and at the Complex to Newark, Morristown, etc.; development of a park-and-ride facility, possibly to ultimately become a transportation center; and other programs and projects.

PARAGRAPH 44 TENANT'S OPTION TO CANCEL: Anything in this Lease to the contrary notwithstanding and upon condition that Tenant is not in default in the payment of any Rent under this Lease and not in default in the performance of any covenant or obligation to be performed by Tenant under this Lease, Tenant may at Tenant's option given by written notice to Landlord six (6) months in advance, terminate this Lease in accordance with the schedule set forth below provided said notice is accompanied by payment to Landlord of (i) $41,111.00 plus (ii) the amount set forth in said schedule.

         END OF LEASE MONTH               ADDITIONAL PAYMENT
         ------------------               ------------------
              24                             $97,246.00
              25                             $94,781.00
              26                             $92,293.00
              27                             $89,779.00
              28                             $87,240.00

                                       18

              29                             $84,676.oo
              30                             $82,086.00
              31                             $79,470.00
              32                             $76,828.00
              33                             $74,160.00
              34                             $71,465.00
              35                             $68,743.00
              36                             $65,994.00
              37                             $63,218.00
              38                             $60,413.00
              39                             $57,581.00
              40                             $54,720.00
              41                             $51,831.00
              42                             $48,913.00
              43                             $45,965.00
              44                             $42,988.00
              45                             $39,982.00
              46                             $36,945.00
              47                             $33,878.00
              48                             $30,780.00
              49                             $27,651.00
              50                             $24,491.00
              51                             $21,300.00
              52                             $18,076.00
              53                             $14,820.00

(said payments to be in addition to all Rent falling due during any time the Premises are occupied). Should Tenant default in any payment to be made by Tenant or in the performance of any obligation to be performed by Tenant under this Lease after exercising the option to cancel herein granted, the exercise of the option shall be null and void.

PARAGRAPH 45 TENANT'S OPTION TO RENEW Upon condition that Tenant is not in default in the payment of any Rent, under this Lease and not in default in the performance of any covenant or obligation to be performed by Tenant under this Lease and upon Tenant's giving Landlord six (6) months notice in writing prior to the expiration of the term hereof Tenant shall have the option to renew and extend this Lease for a further term of five (5) years, pursuant and subject to all the terms, covenants, provisions and conditions of the Lease, including, without limitation, the payment of all items of Additional Rent as provided for hereunder, except that Basic Annual Rent shall be adjusted to $26.00 per rentable square foot.

                                   EXHIBIT A-1

                          FLOOR PLANS OF SECOND FLOOR
                               NINE CAMPUS DRIVE
                                 PARSIPPANY, NJ



                                  [FLOOR PLAN]

                                   EXHIBIT A-2

         ALL those tracts or parcels of land and premises, situate, lying and being in the Township of Parsippany-Troy Hills in the County of Morris and State of New Jersey, more particularly described as follows:

                                                                         9/28/89
                                  EXHIBIT B-1
                             LANDLORD'S WORK LETTER

(I)      Tenant's Plan
         (a) Landlord has approved certain architectural, mechanical and electrical working plans and specifications for the Premises (hereinafter collectively referred to as "Tenant's Plan" and attached hereto as Exhibit "G"). Plans prepared by TEC 3, 2E-1 through 2E-4 AND D-1, dated July 31, 1989 as revised Comments through August 7, 1989 for Legent Corporation, second floor - east wing at Prudential Business Center, 9 Campus Drive, Linden Plaza, Parsippany-Troy Hills, N.J. Tenant's Plan contains all designations and selections required to be made by Tenant in connection with Landlord's installation and the heat factor if any, of all equipment intended to be used in, and the human load heat factor proposed for each room or other area in the Premises. Landlord will pay the costs of Tenant's Plan. Tenant shall pay for any changes made to Tenant's Plan subsequent to the dates indicated thereon.

(II)     Tenant shall pay all cost associated with any changes to Tenant's
Plan made by Tenant (except Tenant is not obligated to pay any amounts toward Landlord's overhead and profit) including but not limited to: labor, materials, legal, architectural, and engineering fees and costs; permits and licenses; structural modifications to the Building. No change can be made without Landlord's written consent, and Landlord shall have no obligation to consent to any change which it believes might delay the Commencement Date.

(III) Landlord shall complete and prepare the Premises for Tenant's initial occupancy in accordance with Tenant's Plan and the provisions of this Exhibit B-1, and Landlord's general contractor shall schedule the performance of said work in such a manner as in its sole discretion it considers proper for the expeditious completion thereof. In making this undertaking, Landlord has assumed and Tenant agrees (i) that all of Tenant's work stations are prewired for communication, telephone and electrical capability, and that Landlord is only responsible for bringing electrical wiring to the point of initial connection with such work stations, and (ii) that indications on Tenant's Plans regarding telephone equipment are locational only and that Tenant is paying the cost of all telephone and communication wiring and equipment.

Tenant may at its own expense select and employ its own contractors for finishing work, such as carpeting, cabinet work, millwork, draperies, installation of special equipment or decorations (hereinafter called "Tenant's Work"), provided that Tenant abides by all the terms, covenants and conditions of Paragraph 6(c) of the Lease is which this Work Letter is Exhibit B-1.

Tenant and its contractors shall be responsible for transportation, safekeeping and storage of materials and equipment used in the performance of Tenant's Work and for the removal of waste and debris resulting form the performance of Tenant's Work, and Landlord and its general contractor or representative shall not be responsible for the coordination of the work of Tenant's own contractors. With reasonable charge being made therefor, Landlord shall allow Tenant and its contractors during normal working hours to use utilities, to the extent available, as may be reasonably required in the Demised Premises for the performance of Tenant's Work.

Prior to the commencement of Tenant's Work, Tenant shall obtain and maintain, or cause to be obtained and maintained, at its own expense Worker's Compensation and Bodily Injury and Property Damage, Public Liability Insurance and so called "Builder's Risk" insurance (all such insurance shall conform to the requirements of Article 12 hereof) in amounts as will be acceptable to Landlord and shall submit certificates as evidence thereof to Landlord with provisions for at least 30 days written notice of cancellation to the Landlord.

(IV) Landlord shall afford Tenant and its employees, agents or contractors access to the Premises, at reasonable times prior to the commencement date, and at Tenant's sole risk and expense, for the purposes of inspecting and verifying the performance of the work being done by the Landlord pursuant to Landlord's obligation hereunder and of making preparations for and performing, or inspecting and verifying the performance of, Tenant's Work, and Tenant shall inspect the performance of all such work regularly and diligently and shall advise Landlord promptly in writing of any objection to the performance of such work as is the Landlord's responsibility. Access for only such purposes shall not be deemed to constitute possession or occupancy accelerating the commencement date of Tenant's obligation to pay rent under this lease. Tenant will not store building materials, equipment, or machinery outside the Premises except with prior written consent of the Landlord, as reasonably required for the diligent prosecution of Tenant's Work and if such consent is given, such storage is to be done in a manner so as to cause as little inconvenience to the Landlord, Landlord's contractors, other tenants, their employees, invitees and visitors, and as little interference with their business pursuits as is reasonably possible. Landlord shall not be liable in any way for any injury, loss, damage or claim which may occur to or because of any Tenant's Work, the same being solely at Tenant's risk and expense unless due to negligence or willful misconduct of Landlord. The Premises will be considered as "ready for occupancy" on the earlier of (a) the date a certificate of occupancy is issued for the Premises or (b) the date on which the Landlord shall have in Landlord's reasonable business judgment, substantially completed all standard improvement work to be performed in accordance with Tenant's Plans, except for any work which could reasonably follow Tenant's work (as defined in Section III) or (c) the date Tenant accepts the Premises with the exception of punch list items.

(V) If the whole of the Premises shall not be ready for occupancy at approximately the same time, Tenant may, with the written consent of Landlord, take possession of any part or parts of the Premises for its use and occupancy prior to an otherwise intended commencement date, provided that a temporary or permanent Certificate of Occupancy shall have been obtained for the part or parts of the Premises in respect to which Tenant desires to take possession. Tenant shall be deemed to have taken possession of the Premises for use and occupancy (herein called "actual possession") when any personnel of Tenant or anyone claiming under or through Tenant shall first occupy any part thereof for the conduct of business. Tenant's actual possession of any part or parts of the demised Premises shall constitute effectuation of the Commencement Date, if not already effectuated otherwise pursuant to this lease, and shall be subject to all of the obligations of this lease, including the payment of rent, except that Landlord may apportion the rent to the rentable area of each such part, prorated from the date of taking actual possession, which shall be payable at the beginning of each calendar month.

(VI) On the Commencement Date, and if a different date, at such time as Tenant shall take actual possession of the whole or part of the Premises, it shall be conclusively presumed that the same were in satisfactory condition as of such dates and that to each of the dates thereof Landlord shall have performed all of its obligations hereunder, subject to punchlist items.

JV #528.3                                                                9/28/89

                                    EXHIBIT C

                          COMMENCEMENT DATE MEMORANDUM

         THIS AGREEMENT made the     day of             1989, between PRUBETA-3,
a general partnership organized under the laws of New Jersey, with an office at c/o THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, Newark Realty Group Office, Three Gateway Center 100 Mulberry Street, 13th Floor, Newark, New Jersey 07102 ("Landlord") and LEGENT CORPORATION, with an office at Two Allegheny Center, Pittsburgh, Pennsylvania 15212 ("Tenant").

                                  WITNESSETH:

         WHEREAS, Landlord and Tenant entered into a Lease dated ______________ 1989 ("Lease") setting forth the terms of occupancy by Tenant a portion of the second floor of the PruBeta 3 Business Campus at Parsippany-Troy Hills, New Jersey; and

         WHEREAS, the Lease is for an initial term of five (5) years with the "Target Commencement Date" of the term being defined in Basic Lease Provisions; and

         WHEREAS, it has been determined in accordance with these provisions that __________, 19__ is the Commencement Date of the initial term of the Lease.
         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter set forth, it is agreed:

         1. The Commencement Date of the initial term of the Lease is          ,
1989 and the Expiration Date thereof is               , 1994.

         2. This agreement is executed by the parties for purposes of providing a record of the commencement and termination dates of the initial term of the Lease.

         IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first above written.


                                    PRUBETA-3
ATTEST:                             BY:  THE PRUDENTIAL INSURANCE COMPANY
                                         OF AMERICA, General Partner

                                    By:
--------------------------             ---------------------------------
  ASSISTANT SECRETARY                    VICE PRESIDENT


WITNESS:                            BY:  PARSIPPANY EQUITY VENTURE
                                         General Partner

                                    By:
--------------------------             ---------------------------------
                                         GENERAL PARTNER

ATTEST:                             LEGENT CORPORATION

                                    By:
--------------------------             ---------------------------------

                                   EXHIBIT D

                              RULES AND REGULATIONS

         1. The sidewalks, and public portions of the Building, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the demised premises ("demised premises" in this Exhibit D shall mean the "Premises" as set forth in the Lease).

         2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades, louvered openings or screens shall be attached to or hung in, or used in connection with, any window or door of the demised premises, without the prior written consent of Landlord, unless installed by Landlord.

         3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of the demised premises or Building or on corridor walls. Signs on entrance door or doors shall conform to building standard signs, samples of which are on display in Landlord's rental office. Signs on doors shall, at the tenant's expense, be inscribed, painted or affixed for each tenant by sign makers approved by Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule.

         4. The sashes, sash doors, skylights, windows, heating, ventilating and air conditioning vents and door that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels, or other articles be placed outside of the demised premises.

         5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors or vestibules without the prior written consent of Landlord.

         6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

         7. No tenant shall in any way deface any part of the demised premises or the Building. No tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

         8. No bicycles, vehicles or animals of any kind (except seeing eye dogs) shall be brought into or kept in or about the Premises.

         9. No cooking shall be done or permitted by Tenant in the Premises except in conformity to law and then only in the cafeteria kitchen. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

         10. No space in the Building shall be used for manufacturing or distribution or for the storage of merchandise, or for the sale at auction or otherwise of merchandise, goods or property of any kind.

         11. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, in any other way.

         12. No tenant, nor any of the tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the premises any inflammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids and solvents required in the normal operation of tenant's business offices.

         13. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of the Landlord and unless and until a duplicate key is delivered to Landlord. Each tenant must, upon the termination of his tenancy, restore to the Landlord all keys of offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys, so furnished, such tenant shall pay to Landlord the cost thereof.

         14. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

         15. No tenant shall occupy or permit any portion of the premises demised to it to be occupied as, by or for a public stenographer or typist, barber shop, bootblacking, beauty shop or manicuring, beauty parlor, telephone or telegraph agency, employment agency, public restaurant or bar, commercial document reproduction or offset printing service, public vending machines, retail, wholesale or discount shop for sale of merchandise, retail service shop, labor union, school or classroom, governmental or quasi-governmental bureau, department or agency, including an autonomous governmental corporation, a firm the principal business of which is real estate brokerage, or a company engaged in the business of renting office or desk space; or for a public finance (personal loan) business, or for manufacturing. No tenant shall engage or pay any employees on the demised premises, except those actually working for such tenant on said premises, nor advertise for laborers giving an address at said Premises, nor advertise for laborers giving an address at the Premises. Nothing herein shall be interpreted to prevent Tenant from making up at the Premises payroll and payroll checks for employees at other location.

         16. Landlord shall have the right to prohibit any advertising by any tenant mentioning the Building which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, tenants shall refrain from and discontinue such advertising.

         17. In order that the Building can and will maintain a uniform appearance from the outside, each Tenant in building perimeter areas shall (a) use only building standard lighting, as defined in Work Letter, in areas where lighting is visible from outside of the Building and (b) use only inch (") horizontal blinds in window areas which are visible from the outside of the Building.

         18. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. and at all hours on non-business days all persons who do not present a pass to the Building signed by a tenant. Each tenant shall be responsible for all persons for whom such pass is issued and shall be liable to Landlord for all acts of such persons.

         19. The premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

         20. At Landlord's option, tenants shall purchase from Landlord or its designee all lighting tubes, lamps, bulbs and ballasts used in the demised premises and tenants shall pay Landlord's actual costs including reasonable overhead and profit for providing and installing same, on demand.

         21. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

         22. There shall not be used in any space, or in the public halls of any building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. No hand trucks shall be used in passenger elevators.

         23. Tenants, in order to obtain maximum effectiveness of the cooling system, shall lower and/or close Venetian or vertical blinds or drapes when sun's rays fall directly on windows of demised Premises.

         24. Replacement of ceiling tiles after they are removed for Tenant by telephone company installers, in both the demised premises and the public corridors, will be charged to Tenant on a per tile basis. Landlord's charge will be actual costs plus reasonable overhead and profit.

         25. All panelling, grounds or other wood products which are incorporated in construction of fire rated assembly shall be of fire retardant materials. Before installation of any such materials, certification of the materials' fire retardant characteristics shall be submitted to Landlord, or its agents, in a manner satisfactory to the Landlord.

         26. Tenant shall not in any way obstruct or interfere with the rights of other tenants or occupants of the Building or the Project or injure or annoy them, or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on, or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

         27. It is understood and agreed that Tenant shall not place a load on any floor of the premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, vaults, and other equipment which must be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by the Tenant, at Tenant's expense, in settings sufficient in the Landlord's judgment to absorb and prevent vibrations, noise and annoyance.

         Whenever and to the extent that the above rules conflict with any of the rights or obligations of Tenant pursuant to the provisions of the Paragraphs of the Lease, the provisions of the Paragraphs shall govern.

                                  EXHIBIT "E"

PRUBETA 3 OFFICE CAMPUS

                                HOLIDAY SCHEDULE

                                 NEW YEAR'S DAY

                                  MEMORIAL DAY

                                INDEPENDENCE DAY

                                    LABOR DAY

                                THANKSGIVING DAY

                                  CHRISTMAS DAY

                                   EXHIBIT "F"
                       JANITORIAL SERVICES - TENANT AREAS

                           OFFICES - NIGHTLY CLEANING

1. Empty and clean ash trays and screen all sand urns (sand furnishes by Contractor). Wipe ash trays with cloth or sponge dampened with detergent to remove soil.

2. Empty wastebaskets and other trash receptacles (liners to be furnished by Contractor). Remove rubbish to compactor area and compact. Plastic bags used for rubbish removal to be furnished by Contractor and shall be adequate to hold contents without breaking.

3.       Clean, polish and sanitize drinking fountains.

4.       Dust, (using treated dust mop) or vacuum uncarpeted areas.

5. Remove fingermarks and smudges from doors, door frames, walls, light switches and glass.

                           EVERY OTHER NIGHT - OFFICES

6. Dust with treated cloths, all office furniture, desk accessories (including telephone shelving, window frames, sills up to 84" in height and other surfaces.

7. Vacuum all carpeted areas including edges and corners using beater bar or brush vacuum cleaner.

                                WEEKLY - OFFICES

8.       Spot clean walls, partitions, fixtures, and doors.

                                MONTHLY - OFFICES

9.       Wipe trash receptacles to remove evident soil.

lO. High dust with treated cloths and vacuum all vents, louvers and moldings and all other areas above hand high reach.

11.      Oust picture frames and wash picture glass.

                               QUARTERLY - OFFICES

12.      Dust all blinds.

                         NIGHTLY CLEANING - PUBLIC AREAS

13. Vacuum, clean and polish all elevator interiors, doors, tracks, saddles and call buttons.

14.      Clean and polish all entrance glass, frames and saddles.

15.      Vacuum carpeted corridors.

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE (the "Amendment") made as of this 20th day of September, 1990, by and between PRUBETA-3 ("Landlord") a general partnership organized under the laws of New Jersey, with an office at c/o THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, Newark Realty Group Office, Three Gateway Center, 100 Mulberry Street, 13th Floor, Newark, New Jersey 07102-4077, and LEGENT CORPORATION, ("Tenant"), a Delaware Corporation authorized to do business in New Jersey, having an office at Nine Campus Drive, Parsippany, New Jersey 07054.

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Lease (the "Lease") dated as of October 10, 1989 pursuant to which Landlord leased to Tenant and Tenant rented from Landlord 5,873 rentable square feet (the "Original Premises") in the office building known as Linden Plaza, (the "Building") located at Nine Campus Drive in the Prudential Business Campus, Parsippany, Morris County, New Jersey, and

         WHEREAS, Tenant desires to rent from Landlord and Landlord desires to lease to Tenant an additional 1,341 square feet of rentable, not useable, space in the Building (the "Additional Premises"), subject to the terms of the Lease, except as amended by this Amendment;

         NOW, THEREFORE, Landlord and Tenant, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Lease as follows, effective as of the Additional Space Commencement Date defined in Paragraph 6 of this Amendment:

1. The Premises described in the preamble to the Lease entitled "Lease of Premises" (the "Premises") is expanded to include the Additional Premises on the second floor of the Building, as depicted on Exhibit "A" attached hereto. Landlord shall perform certain work ("Landlord's Work") at the Additional Premises as described in Exhibit "C" ("Landlord's Work Letter") attached hereto.

2. Item 2 of the Basic Lease Provisions of the Lease is amended to provide that the rentable area of the Premises is 7,214 rentable, not useable, square feet, being the sum of the Original Premises and the Additional Premises.

3. Item 3 of the Basic Lease Provisions of the Lease is amended to provide that the Tenant's Percentage Share is 4.65%, representing an increase of
 .8652% over the previous Percentage Share of 3.79%.

4. Item 5 of the Basic Lease Provisions of the Lease is amended to provide that the Term of the Lease shall run until November 5, 1994.

5. Item 7 of the Basic Lease Provisions of the Lease is amended to provide that the Basic Annual Rent for the Premises shall be one hundred fifty one thousand four hundred ninety four dollars ($151,494.00), representing the sum of the Basic Annual Rent for the Original Premises of one hundred twenty three thousand three hundred thirty three dollars ($123,333.00) and the Basic Annual Rent for the Additional Premises of twenty eight thousand one hundred sixty one dollars ($28,161.00).

6. Item 8 of the Basic Lease Provisions is amended to provide that the Basic Monthly Rental Installments for the Premises shall be twelve thousand six hundred twenty four and 50/100 dollars ($12,624.50) representing the sum of the Basic Monthly Rental Installments for the Original Premises of ten thousand two hundred seventy seven and 75/100 dollars ($lO,277.75) and the Basic Monthly Rental Installments for the Additional Premises of two thousand three hundred forty six and 75/100 dollars ($2,346.75).

7. Item 9 of the Basic Lease provisions of the Lease is supplemented to provide that the Commencement Date for the Additional Premises (the "Additional Space Commencement Date") is October 1, 1990 or upon such earlier date as Tenant takes possession or commences use of the Additional Premises. The Additional Space Commencement Date is subject to extension by reason of 1) events or circumstances described in Paragraph 40 of the Lease ("Force Majeure") and 2) delays and extensions of time described in Exhibit "B-1" of the Lease ("Landlord's Work Letter").

8. Item 10 of the Basic Lease Provisions of the Lease is amended to provide that the number of parking spaces is 29.

9. Item 14 of the Basic Lease Provisions of the Lease is amended to delete the name "Property Management Systems" and replace it with "Premisys Real Estate Services, Inc. "

10. Paragraph 44 of the Lease ("Tenant's Option to Cancel") is amended to supplement the table of Additional Payments with the Table attached hereto as Exhibit "B".

11. In all other aspects not inconsistent herewith, the Lease is hereby ratified and confirmed by Landlord and Tenant. Landlord and Tenant expressly acknowledge that, effective as of the Additional Space Commencement Date, the Premises shall be regarded as a single, indivisible unit and all provisions of the Lease shall apply to the Additional Premises as though the Additional Premises had been a portion of the Original Premises at the time of the execution of the Lease, subject only to the terms of this Amendment.

IN WITNESS WHEREOF, this First Amendment to Lease is signed by the parties as of the day and year above written

                              (LANDLORD) PRUBETA 3
 Attest:                     BY: THE PRUDENTIAL INSURANCE
                                 COMPANY OF AMERICA, General Partner

/s/ Richard E. Pigott        By:/s/ John Gregorits
----------------------          --------------------
   ASSISTANT SECRETARY             VICE PRESIDENT


                             BY: EQUITY PARSIPPANY VENTURE, a
                              Colorado general partnership

                               By: US WEST Real Estate, Inc., a Colorado
                                   corporation formerly known as BetaWest
                                   Properties, Inc., as managing partner

                               By: BetaWest Properties, Ltd., a Colorado
                                    limited partnership, as authorized agent

                                   By: BetaWest, Inc., a Colorado
                                        corporation, as general partner
Approved as to legal form:

By:/s/                                     By:/s/
   ----------------------                     ------------------------
Date:                                      Title:
     --------------------                        ---------------------

                                     (TENANT) LEGENT CORPORATION

ATTEST:(or Witness:)




/s/ Carolyn D. Vetovich           By:/s/ Authur F. Knapp, Jr.
   ----------------------            ---------------------------------
    CAROLYN D. VETOVICH                 ARTHUR F. KNAPP, JR.
                                        VICE PRESIDENT & CFO

                                   EXHIBIT "A"
                                    2nd FLOOR
                                 9 CAMPUS DRIVE
                               LEGENT CORPORATION
                                    1,341 RSF

                           (the "Additional Premises")



                                  [FLOOR PLAN]

                                  EXHIBIT "B"

                               (Page one of two)

                               LEGENT CORPORATION
                               ADDITIONAL PREMISES
                          TERMINATION PAYMENT SCHEDULE

The payments contained on this page are for the Additional Premises only and are payable in addition to those payments contained in Paragraph 44 of the Lease and on Page Two of this Exhibit.


                 CANCELLATION
                     DATE                                   PAYMENT
                     ----                                   -------
                   10/31/91                                15,910.00
                   11/30/91                                15,535.00
                   12/31/91                                15,157 00
                   01/31/92                                14,775.00
                   02/29/92                                14,390.00
                   03/31/92                                14,001.00
                   04/30/92                                13,608.00
                   05/31/92                                13,212.00
                   06/30/92                                12,812.00
                   07/31/92                                12,409.00
                   08/31/92                                12,001.00
                   09/30/92                                11,591.00
                   10/31/92                                11,176.00
                   11/30/92                                10,758.00
                   12/31/92                                10,335.00
                   01/31/93                                 9,909.00
                   02/28/93                                 9,479.00
                   03/31/93                                 9,045.00
                   04/30/93                                 8,607.00
                   05/31/93                                 8,165.0O
                   06/30/93                                 7,719.00
                   07/31/93                                 7,269.00
                   08/31/93                                 6,185.00
                   09/30/93                                 6,356.00
                   10/31/93                                 5,894.00
                   11/30/93                                 5,427.00
                   12/31/93                                 4,956.00
                   01/31/94                                 4,480.00
                   02/28/94                                 4,000.00
                   03/31/94                                 3,516.00
                   04/30/94                                 3,027.00
                   05/31/94                                 2,534.00
                   06/30/94                                 2,036.00
                   07/31/94                                 1,534.00
                   08/31/94                                 1,028.00
                   09/30/94                                   516.00
                   10/31/94                                     -0-


                                   EXHIBIT "B"
                                (Page two of two)



                       ORIGINAL PREMISES PAYMENT SCHEDULE
                              Months 54 through 60


           End of Lease Month                      Additional Payment
           ------------------                      ------------------

                  54                                     $12,215.00
                  55                                      10,132.00
                  56                                       8,029.00
                  57                                       5,907.00
                  58                                       3,766.00
                  59                                       1,605.00
                  60                                          -0-


                                   EXHIBIT "C"

                             Landlord's Work Letter

Landlord will perform certain architectural, mechanical and electrical work ("Landlord's Work") for the Additional Premises in accordance with working plans and specifications which have been prepared by Tec 3, Inc. and which are known as Drawings 2-1, 2-2, and 2-3 dated August 13, 1990 and which were approved by Tenant August 22, 199O. All other terms and conditions contained in Exhibit B-1 of the Lease ("Landlord's Work Letter") shall govern the operation of this Exhibit "C".

                            SECOND AMENDMENT TO LEASE

         THIS SECOND AMENDMENT TO LEASE (the "Second Amendment") made as of this 16th day of May, 1994, by and between PRUBETA-3 ("Landlord") a general partnership organized under the laws of New Jersey, with an office at c/o THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, Newark Realty Group Office, Three Gateway Center, 100 Mulberry Street, 13th Floor, Newark, New Jersey 07102-4077, and LEGENT CORPORATION, ("Tenant"), a Delaware Corporation authorized to do business in New Jersey, having an office at Nine Campus Drive, Parsippany, New Jersey 07054.

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Lease (the "Lease") dated as of October 10, 1989 pursuant to which Landlord leased to Tenant and Tenant rented from Landlord 5,873 rentable square feet (the "Original Premises") in the office building known as Linden Plaza, (the "Building") located at Nine Campus Drive in the Prudential Business Campus, Parsippany, Morris County, New Jersey, and

         WHEREAS, Landlord and Tenant entered into a certain First Amendment to Lease wherein an additional 1,341 square feet of rentable, not useable, space in the Building (the "Additional Premises"), were added to the Premises, which Additional Premises have subsequently been subleased to Asea, Brown Boveri, Inc., and

         WHEREAS, Landlord and Tenant wish to further amend the Lease to provide for, among other things, the deletion of the Additional Premises (1,341 rentable square feet) from the Premises, the addition of an additional 4,984 square foot unit to the Premises as depicted in Exhibit "A" attached hereto (the "New Space") and the extension of the Term of the Lease.

         NOW, THEREFORE, in consideration of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Lease as follows:

1. TERM; RENEWAL OPTIONS: Subject to the conditions contained in Paragraph 2 herein, the Term of the Lease is hereby extended to the last calendar day of the month which is five (5) years and nine (9) months from the date of the Substantial Completion of Landlord's Work, as that term is defined in the Landlord's Work Letter, attached hereto as Exhibit "B". This date shall be referred to as the "New Commencement Date" and shall be memorialized in a Commencement Date Memorandum signed by Landlord and Tenant. The revised Term shall be referred to as the "Revised Term." Upon condition that Tenant is not in default in the payment of any Rent under this Lease and is not in default in the performance of any covenant or obligation to be performed by Tenant under this Lease, and upon Tenant's giving Landlord six (6) months' notice in writing prior to the expiration of the Term, hereof, Tenant shall have the option to renew and extend this Lease for two (2) three (3) year periods each (the "First Renewal Term" and the "Second Renewal Term", respectively) pursuant and subject to all the terms, covenants, provisions and conditions of this Lease. Paragraph 45 of the Lease ("Tenant's Option to Renew") is deleted in its entirety, and Landlord and Tenant acknowledge that this Amendment is made outside the provisions thereof.

2. PREMISES: Effective as of April 4, 1994, the Additional Premises shall be deleted from the Premises and Tenant and/or its subtenant shall vacate the Additional Premises in accordance with the terms of the Lease. Upon the New Commencement Date, Item 2 of the Basic Lease Provisions of the Lease shall be amended to provide that the rentable area of the Premises is 10,857 rentable, not useable, square feet, being the sum of the Original Premises and the New Space, and Item 3 of the Basic Lease Provisions of the Lease shall be amended to provide that the Tenant's Percentage Share shall be seven per cent (7)%.

3. BASIC ANNUAL RENT: Item 7 of the Basic Lease Provisions of the Lease is amended to provide that from the New Commencement Date to the Expiration Date of the Revised Term, Basic Annual Rent for the entire Premises shall be $17.75 per rentable square foot. For the First Renewal Term Basic Annual Rent shall be ninety five per cent (95%) of Fair Market Rental Value, as defined in Paragraph 3 herein, and for the Second Renewal Term Basic Annual Rent shall be one hundred per cent (100%) of Fair Market Rental Value. Basic Annual Rent for months two
(2) through five (5) of the Revised Term shall be abated.

4.       FAIR MARKET RENTAL VALUE: (A) For purposes of Paragraph 3, "Fair
Market Rental Value" shall mean that rental value for the Premises under the existing zoning on an "as is" basis which a landlord and tenant would agree to in an arms-length transaction. If Tenant disagrees with the Fair Market Rental Value determined by Landlord, then Tenant shall within thirty (30) days of Landlord's notice so advise Landlord in writing, and thereafter, Landlord and Tenant shall use their best efforts to reach agreement on the Fair Market Rental Value during the thirty (30) days following Tenant's giving Landlord notice to renew and extend this Lease.

(B)      If Landlord and Tenant cannot reach agreement, the Fair Market
Rental Value of the Premises shall be determined by an appraisal made by a reputable New Jersey real estate appraiser mutually acceptable to Landlord and Tenant who shall be a member of the American Institute of Real Estate Appraisers or a successor body hereinafter constituted exercising a similar function, shall have experience in appraising property similar to the Premises, and shall have no substantial direct or indirect financial or other business interests in Landlord, or its affiliates, or Tenant or its affiliates. The cost of the appraiser shall be divided equally between Landlord and Tenant. In the event Landlord and Tenant are unable to agree on a mutually acceptable appraiser within thirty (30) days after Tenant's notice of its exercise of the renewal option, the appraisal shall be performed by three New Jersey real estate appraisers possessing the qualifications described above in this subparagraph, one of whom shall be appointed by Landlord, one appointed by Tenant and the third appointed by the first two appraisers. If the first two appraisers are unable to agree on a third appraiser, such third appraiser shall be appointed by the President of the Society of Real Estate Appraisers, North Jersey Chapter, Chatham, New Jersey. If such individual refuses to act, such third appraiser shall be appointed pursuant to the rules of the American Arbitration Association, as the same are applicable in the State of New Jersey. The costs and expenses of each appraiser appointed separately by Tenant and Landlord will be borne by the party who appointed the appraiser. The costs and expenses of the third Appraiser will be shared equally by Landlord and Tenant. Landlord and Tenant will have twenty (20) days running coterminously to select their own appraisers, who, in turn, will have twenty (20) days to select a third appraiser.

(C) The appraiser(s) shall appraise the Premises and notify Tenant and Landlord by written notice of the Fair Market Rental Value, which notice(s) shall be accompanied by copies of their appraisal report(s). If the determinations of the Fair Market Rental Value of any two or all three of the appraisers shall be identical in amount, said amount shall be deemed to be the Fair Market Rental Value, but if such determinations of all three appraisers shall be different in amount, the appraised value which is the closest in amount to the middle appraised value, whether it be the highest or the lowest appraised value, shall be averaged with the middle appraised value and the resulting averaged appraised value shall be the fair market value of the Premises. The appraised value which is the furthest from the middle appraised value will not be utilized or considered.

(D) The Fair Market Rental Value, determined in accordance with the provisions of this Paragraph, shall be binding and conclusive on Tenant and Landlord. Notwithstanding the foregoing, in the event that the three appraisal process is required to be utilized and if one party shall fail to appoint an appraiser on a timely basis. the appraisal shall be conducted only by the appraiser appointed by the other party, and the Fair Market Rental Value as determined by the appraiser appointed by the other party shall be binding and conclusive upon Landlord and Tenant. Anything herein to the contrary notwithstanding, Landlord and Tenant shall have similar rights to appeal said determination which may then exist under New Jersey Law with respect to binding arbitration.

5. ADDITIONAL RENT FOR TAXES AND OPERATING EXPENSES: Paragraph 3 of the Lease is amended to delete as of the New Commencement Date the words "Base Project Operating Expenses" and "Base Project Property Taxes" and replace them with "Base Year Project Operating Expenses" and "Base Year Project Property Taxes" respectively. In both instances, the "Base Year" shall be the calendar year 1994.

6. LANDLORD'S WORK: Landlord shall perform in accordance with the terms of Landlord's Work Letter all the work described therein ("Landlord's Work"). Landlord's contribution in connection therewith shall be $162,855.00 (the "Tenant Allowance"). Tenant shall also receive an allowance of $2.00 per rentable square foot of the combined Original Premises and New Space (together, the "Entire Space") for architectural drawings and $1.00 per rentable square foot of the Entire Space for engineering drawings. The architectural and engineering drawings allowances shall be paid as a credit towards the cost of Landlord's Work.

7. TERMINATION OPTION: Article 44 of the Lease ("Tenant's Option to Cancel") is hereby deleted and replaced with the following provision:

         Tenant shall have a one-time option to terminate this Lease as of the last day of the calendar month which is thirty six (36) months after the New Commencement Date by giving Landlord nine (9) months prior notice of intent to terminate, time being the essence thereof, provided said notice is accompanied by payment to Landlord of the "Termination Fee" in the amount of One Hundred Eighty Five Thousand Seven Hundred Ninety Seven Dollars ($185,797.00), and provided further that no Event of Default exists and is continuing at the time of the exercise of this Termination Option. The Termination Fee shall be in addition to all Basic Annual Rent and Additional Rent falling due during the balance of the Term, as reduced.

8. PARKING: The second "Item 10" of the Basic Lease Provisions of the Lease is amended to provide that effective on the New Commencement Date the number of unreserved, non-designated parking spaces shall be forty (40) and Tenant shall receive one (1) reserved covered space.

9. REIMBURSEMENT TO TENANT: Upon the final execution and delivery of this Second Amendment, Landlord shall incur an obligation to refund to Tenant the amount of $55,931.00 ("Tenant's Refund."). Tenant's Refund shall be paid as a credit toward tenant improvements in the Premises in the event that the cost of such improvements exceeds the

Tenant Allowance. Any remaining amount of Tenant's Refund shall be paid in a cash payment to Tenant no later than sixty (60) days after the New Commencement Date.

10. SUBSTITUTION OF PREMISES: Paragraph 12 of the Lease ("Substituted Premises") is hereby deleted in its entirety.

11. PLACE OF PAYMENT OF RENT: Item 14 of the Basic Lease Provisions of the Lease is amended to delete the name and address of "Property Management Systems" and replace it with "Premisys Real Estate Services, Inc., 2 Hilton Court, Parsippany, NJ 07054".

12. NOTICES: Item No. 16 of the Basic Lease Provisions is amended to provide that unless directed otherwise all Notices to Landlord shall be delivered as follows:

                            THE PRUDENTIAL INSURANCE
                            COMPANY OF AMERICA
                            Newark Realty Group
                            Three Gateway Center, 13th Floor
                            100 Mulberry Street
                            Newark, New Jersey 07102
                            Attn: General Manager, with copy to:

                            THE PRUDENTIAL INSURANCE
                            COMPANY OF AMERICA
                            Newark Realty Group
                            Three Gateway Center, 13th Floor
                            100 Mulberry Street
                            Newark, New Jersey 07102
                            Attn: Regional Counsel

                            with a copy to:
                            BetaWest, Inc.
                            1050 17th Street, Suite 10
                            Denver, CO 80265
                            Attn: Legal Department


13. ADA: Landlord represents and warrants that to the best of the knowledge of John Gregorits, Vice President of The Prudential Realty Group, all improvements in the common areas of the Building are in substantial compliance with the accessibility requirements promulgated pursuant to Title III of the Americans With Disabilities Act ("ADA"). Tenant shall be responsible for compliance with the ADA within the Premises.

14. In all other aspects not inconsistent herewith, the Lease is hereby ratified and confirmed by landlord and Tenant.

         IN WITNESS WHEREOF, this Amendment to Lease is signed by the panics as of the day and year above written.

                             Tenant:

                             LEGENT CORPORATION

WITNESS:


/s/                                  By:/s/
-------------------                     ------------------------------

                                        ------------------------------

                                     By:/s/
                                        ------------------------------

                                        ------------------------------

                             Landlord:

                             PRUBETA-3

 ATTEST:                         BY: THE PRUDENTIAL INSURANCE
                                 COMPANY OF AMERICA, a New Jersey
                                 corporation, as General Partner of PruBeta-3


-------------------                  By: /s/John Gregorits
Assistant Secretary                     ------------------------------
                                            Vice President


                                     By: EQUITY PARSIPPANY VENTURE, a
                                     Colorado general partnership, as General
                                     Partner of PruBeta-3

Approved as to legal form:

By:
   -------------------
Date:
     -----------------

                                     By: U S WEST Real Estate, Inc., a Colorado
                                         corporation as Managing Partner

                                     By: BetaWest, Inc., a Colorado Corporation
                                         formerly know as BW Acquisition, Inc.,
                                         as authorized agent

                                           By:   /s/Robert E. Cardwell
                                                 ---------------------
                                           Name:    ROBERT E. CARDWELL
                                                 ---------------------
                                           Its:     Principal
                                                 ---------------------

                               [SECOND FLOOR PLAN]

                          FLOOR PLANS OF SECOND FLOOR
                                  [NEW SPACE]
                               NINE CAMPUS DRIVE
                                 PARSIPPANY, NJ



                                  [FLOOR PLAN]

                                    EXHIBIT B
                             LANDLORD'S WORK LETTER

A.  IMPROVEMENTS

         Landlord shall furnish and install all improvements ("Landlord's Work") as described in certain plans to be prepared by Interior Space Services, Inc. to be reasonably acceptable to Landlord and Tenant (the "Plans"). Tenant shall be solely responsible for the Plans' compliance with the Americans With Disabilities Act. In the event that the cost of Landlord's Work exceeds the Tenant Allowance and all other credits to Tenant provided in this Amendment, or in the event of any subsequent changes made to Landlord's Work, Tenant shall pay, as Additional Rent, the additional cost thereof within thirty (30) days of receipt of invoices from Landlord. In the event that the cost of Landlord's Work is less than the Tenant Allowance, Landlord shall, at Tenant's option, either
(i) remit such savings to Tenant within thirty (30) days of the New Commencement Date or (ii) apply such savings towards the Rent due under the Lease until exhausted. In the event Tenant defaults in any payment required by this Work Letter, Landlord shall, in addition to all other legally allowable remedies, have the same right as in the case of default in Rent under the Lease.

B.  CONSTRUCTION

                  1. Changes: If there are any changes to the Plans, Tenant shall pay all costs including, but not limited to, permits and fees, architectural, engineering and related design expenses resulting from such changes.

                  2. Construction By Tenant: Any work in the Premises beyond that described in the Plans and done by Tenant shall done in compliance with subparagraphs (a) through (g) of this Paragraph.

                           (a.)       No such work shall proceed without
                  Landlord's prior written approval of (i) Tenant's contractor;
                  (ii) detailed plans and specifications for the work; and (iii) a certificate or worker's compensation insurance in an amount and with a company and on a form acceptable to Landlord and a certificates of insurance in form and from an insurer acceptable to Landlord, showing Tenant or Tenant's contractor to have in effect comprehensive general public liability and property damage insurance with limits of not less than $1,000,000/$2,000,000 and $1,000,000 respectively. All such certificates, except worker's compensation, shall be endorsed to show Landlord as an additional insured and such insurance shall be maintained by Tenant or Tenant's contractor at all times during the performance of Tenant's Work.

                           (b.)       All such work shall be done in conformity
                  with applicable codes and regulations of governmental agencies having jurisdiction over the Building and the Base Building Specifications, a copy of which is available for review in Building Manager's Office. Valid building permits and other authorizations from appropriate governmental agencies, when required, shall be obtained by Landlord's representative at Tenant's sole expense. Any work not acceptable to the appropriate governmental agencies or not reasonably satisfactory to Landlord, shall be promptly replaced at Tenant's expense. Notwithstanding any failure by Landlord to object to any such work, Landlord shall have no responsibility therefor. Tenant agrees to save and hold Landlord harmless as provided in the Lease for said work.

                           (c.)       Tenant and Tenant's contractors shall
                  abide by all safety and construction laws, ordinances, rules and regulations. All work and deliveries shall be scheduled through Landlord. Entry by Tenant's contractors shall be deemed to be under all the terms, covenants, provisions and conditions of the Lease. All Tenant's materials, work, installations and decorations of any nature brought upon or installed in the Premises before the Lease Commencement Date shall be at Tenant's risk, and neither Landlord nor any party acting on Landlord's behalf shall be responsible for any damage thereto or loss or destruction thereof. Tenant shall not employ any contractor in doing Tenant's work or removing Tenant's property, who, in Landlord's opinion, may prejudice Landlord's negotiations or relationships with Landlord's contractors or subcontractors with their employees, or any may disturb harmonious labor relations.

                           (d.)       Tenant shall reimburse Landlord for any
                  extra expenses incurred by Landlord by reason of faulty work done by Tenant or its contractors, or by reason of delays caused by such work, or by reason of cleanup which fails to comply with landlord's rules and regulations, or by reason of use of elevators outside normal working hours.

                           (e.)       Tenant shall pay to Landlord a building
                  service fee of five (5%) percent of the total cost of Tenant's work not done by Landlord's contractor to cover Landlord's cost of coordination of Tenant's Work. Such building service fee shall be paid to Landlord at the time of completion of Tenant's Work.

                           (f.)       Tenant's contractors shall not post any
                  signs on any part of the Building.

                           (g.)       Tenant shall, upon Landlord's request,
                  provide Landlord with copies of bills and invoices for the cost of Tenant's Work hereunder, and shall also provide Landlord with a set of sepias of as-built plans depicting Tenant's Work.

C.       PUNCHLIST

         Within five (5) business days of Landlord's notice that such work has been substantially completed except for minor finishing matters ("Substantially Completed" or "Substantial Completion") Tenant shall inspect the Premises in the presence of Landlord and Landlord's contractor and Architect in order to establish a punchlist of items to be completed or corrected which Landlord shall cause to be completed as soon thereafter as is reasonably possible.

D.       INCORPORATION IN LEASE

         This Work Letter is, and shall be incorporated by reference in the Lease and all of the terms and provisions of said Lease are and shall be incorporated herein by this reference.

                          COMMENCEMENT DATE MEMORANDUM

THIS AGREEMENT made as of the 14th day of March, 1995 between PRUBETA-3, a general partnership organized under the laws of New Jersey, with an office c/o THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, Newark Realty Group Office, Three Gateway Center, 100 Mulberry Street, 13th Floor, Newark, New Jersey 07102 ("Landlord") and LEGENT CORPORATION, a Delaware corporation, having an office at 9 Campus Drive, Parsippany, New Jersey ("Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into a Lease dated October 10, 1989 ("Lease") setting forth the terms of occupancy by Tenant for a portion of the second floor of 9 Campus Drive located at The Prudential Business Campus at Parsippany-Troy Hills, New Jersey; and

         WHEREAS, the Lease is for the initial term of five (5) years with the Target Commencement Date" of the term being defined in Basic Lease Provisions; and

         WHEREAS, by virtue of the Second Amendment To Lease (the "Second Amendment") the Lease was amended, among other things, to delete 1,341 square feet (the "Additional Premises") and to increase the size of the Premises by an additional 4,984 rentable square feet (the "New Space") so that the demised premises now equals 10,857 rentable, not usable square feet, and

         WHEREAS, it has been determined in accordance with these provisions that October 10, 1994 is the Commencement Date for the Additional Space (the "New Commencement Date"), and

         WHEREAS, the Second Amendment provided that the Term of the Lease is five (5) years and nine (9) months from the date of Substantial Completion of Landlord's Work Letter, unless terminated earlier by Tenant as of October 31, 1997 in accordance with Paragraph 7 of the Second Amendment ("Termination Option").

         NOW, THEREFORE, in consideration of the premises and covenants hereinafter set forth, it is agreed:

1. The Original Commencement Date of the initial term of the Lease was November 6, 1989 and the Expiration Date thereof was originally November 5, 1994.

2.       The New commencement Date is October 10, 1994.

3. The Expiration Date of the Lease, provided Tenant's Termination is not exercised, is July 31, 2000.

4. This Agreement is executed by the parties for purposes of providing a record of the Original Commencement Date, the New Commencement Date and Expiration Date of the Lease.

         IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first above written.

                                  Landlord:

 ATTEST:                          PRUBETA-3
                                  BY: THE PRUDENTIAL INSURANCE COMPANY
                                      OF AMERICA, General Partner



/s/ Richard E. Pigott             By: /s/ John S. Gregorits
------------------------              -------------------------------
 RICHARD PIGOTT                           JOHN S. GREGORITS
 ASSISTANT SECRETARY                      VICE PRESIDENT

                                  BY: EQUITY PARSIPPANY VENTURE, a
                                  Colorado general partnership, General Partner

                                  By: U S WEST Real Estate, Inc., a Colorado
                                          corporation, as managing partner

                                  By: BetaWest, Inc., a Colorado corporation,
                                         formerly known as BW Acquisition, Inc.
                                         as authorized agent

Approved as to legal form



By:   /s/
      -------------------         By: /s/
Date: 3/8/95                          ---------------------------------
      -------------------         Title:
                                        -------------------------------
                                  Tenant:

 ATTEST: (or Witness:)            LEGENT CORPORATION




/s/                               By: /s/ Franchon M. Smithson
-------------------------             ---------------------------------
                                       Franchon M. Smithson
                                       Chief Financial Officer